UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-05040

Total Return US Treasury Fund, Inc.

(Exact name of registrant as specified in charter)

40 West 57th Street, 18th Floor New York, New York	10019
(Address of principal executive offices)	(Zip code)

R. Alan Medaugh, President

   ISI, Inc.            40 West 57th Street, 18th Floor            New York, New York 10019

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 446-5600

Date of fiscal year end:         October 31, 2011

Date of reporting period:       October 31, 2011

Item 1.	Reports to Stockholders.

ANNUAL REPORT October 31, 2011
TOTAL RETURN U.S. TREASURY FUND, INC. MANAGED MUNICIPAL FUND, INC. NORTH AMERICAN GOVERNMENT BOND FUND, INC. ISI STRATEGY FUND, INC.

ISI Funds Annual Report – Table of Contents

Investment Advisor’s Message	1
Management Discussion & Analysis	3
Performance Comparisons	11
Shareholder Expense Examples	19
Portfolio Profiles	22
Schedule of Investments	23
Statements of Assets and Liabilities	36
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	48
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	65
Fund Directors and Officers	66
Notice to Shareholders	69
Investment Advisory Agreement Approval	71

Investment Advisor’s Message	10/31/2011

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the ISI Funds. This report covers the 12-month reporting period through October 31, 2011 and includes commentary from the Funds’ portfolio managers at International Strategy & Investment, Inc. (“ISI”) (see Management Discussion and Analysis that follows this letter for more details), a complete list of holdings and the financial statements.

Stocks recorded a positive return for the last year and a small positive return for the last five years. For example, the Wilshire 5000 Index was +7.58% for the last year and averaged +0.94% for the past five years. U.S. Treasuries increased over the last year and the last 5 years. The Barclays Capital Treasury Index was +5.27% for the past year and averaged +6.49% for the past five years. Top quality municipal indices were also up for the last year and for the last five years. For example, the Barclays Capital Municipal GO Index was +4.08% for the past year and averaged +5.26% for the past five years. The following is a summary of fund performance during the reporting period. These performance figures assume the reinvestment of dividend and capital gain distributions, and exclude the impact of any sales charges.

During the year ended October 31, 2011, Total Return U.S. Treasury Fund and North American Government Bond Fund continued their policy of paying dividends at a fixed rate, which resulted in dividends consisting of net investment income, short-term capital gains, and long-term capital gains.

Total Return U.S. Treasury Fund’s investment objective is to achieve a high level of total return with relative stability of principal, and secondarily, high current income consistent with an investment in securities issued by the United States Treasury. For the reporting period, the Fund produced a one-year total return of +4.87% and a five-year average annual total return of +6.00%. From its inception on August 10, 1988 through October 31, 2011, the Fund has posted a cumulative total return of +368.87%, which translates into an average annual total return of +6.88%. The Fund’s net assets totaled $85.49 million at the end of the reporting period.

ISI Managed Municipal Fund’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. For the reporting period, the ISI Class A Shares produced a one-year total return of +2.93% and a five-year average annual total return of +3.74%. From its inception on February 26, 1990 through October 31, 2011, the ISI Class A Shares has posted a cumulative total return of +202.74%, which translates into an average annual total return of +5.24%. From its inception on October 7, 2010 through October 31, 2011, the ISI Class I Shares have posted a cumulative total return of +2.40%, which translates to an average annual total return of +2.24%. The Fund’s net assets totaled $107.95 million at the end of the reporting period.

1

Investment Advisor’s Message (continued)

ISI North American Government Bond Fund’s investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed income securities issued or guaranteed by the governments of the United States, Canada and Mexico. For the reporting period, the ISI Class A Shares produced a one-year total return of +3.30% and a five year average annual total return of +5.91%. From its inception on January 15, 1993 through October 31, 2011, the ISI Class A Shares have posted a cumulative total return of +196.26%, which translates into an average annual total return of +5.95%. For the reporting period, the ISI Class C Shares produced a one-year total return of +2.84% and a five year average annual total return of +5.26%. From its inception on May 16, 2003 through October 31, 2011, the ISI Class C Shares have posted a cumulative total return of +41.48%, which translates into an average annual total return of +4.18%. From its inception on September 16, 2010 through October 31, 2011, the ISI Class I Shares have posted a cumulative total return of +5.69%, which translates to an average annual total return of +5.04%. The Fund’s net assets totaled $147.71 million at the end of the reporting period.

ISI Strategy Fund has an investment objective of maximizing total return through a combination of long-term growth of capital and current income by actively allocating the Fund’s assets between common stocks of U.S. issuers and U.S. Treasury securities. For the reporting period, the Fund produced a one-year total return of +4.03% and a five-year average annual total return of +1.50%. From its inception on September 16, 1997 through October 31, 2011, the Fund has posted a cumulative total return of +81.43%, which translates into an average annual total return of +4.31%. The Fund’s net assets totaled $57.26 million at the end of the reporting period.

We would like to welcome new investors to the ISI Funds and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

R. Alan Medaugh
President
November 14, 2011

The performance numbers stated above do not include a deduction for the maximum sales charge (3.00%) or maximum deferred sales charge, as applicable to each Fund. If the maximum sales charge or maximum deferred sales charge (as applicable) was deducted for each Fund the stated performance numbers would be lower. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance of a Fund, please call (800) 882-8585. The total annualized operating expense ratios of the Funds as of October 31, 2011 were as follows: Total Return US Treasury Fund, Inc. – 0.84%; Managed Municipal Fund, Inc.-Class A – 1.01%; Managed Municipal Fund, Inc.-Class I – 0.76%; North American Government Bond Fund, Inc.-Class A – 1.18%; North American Government Bond Fund, Inc.-Class C – 1.78% ; North American Government Bond Fund, Inc.-Class I – 0.78% and ISI Strategy Fund, Inc. – 1.04%. The operating expense ratios may vary over time.

2

Management Discussion & Analysis (Unaudited)

The Total Return U.S. Treasury Fund

This fiscal year, the Treasury market rallied from February through the end of the year. The drop in yield was caused by (1) The stalling of the U.S. economic recovery; (2) The building financial crisis in Europe; and (3) The move by the Federal Reserve to do “Operation Twist”, i.e. selling some of their short maturity (1 – 5 year) issues, replacing them with longer issues, predominantly in the 5 – 10 year maturity range. The Fund’s active maturity management anticipated the Federal Reserve’s move by increasing the Fund’s holdings of 5 – 10 year issues. At the end of the fiscal year, the Fund had 70.4% of its maturities in the 5 – 10 year range. By comparison, the Treasury market as a whole, according to Barclays Capital Treasury Index, the 5 – 10 year maturity range represented only 25.8% of the Treasury market.

3

Management Discussion & Analysis (Unaudited) (continued)

The Managed Municipal Fund

Municipal yields, although volatile during the year, were basically unchanged from the beginning of the fiscal year to the end of the fiscal year. Please see 10-year AAA yield chart for fiscal year 2011 below.

4

Management Discussion & Analysis (Unaudited) (continued)

The Fund purchased issues primarily in the 10+ year range during the fiscal year. The reason was the attractive yield on tax free, high quality municipals when compared to U.S. Treasuries. Treasury yields moved down significantly because of the European financial crisis and Federal Reserve action. The result is that municipal yields as a percentage of Treasury yields moved up from generally attractive levels to very attractive levels during the Fiscal year. Please see table below.

Comparison of AAA Municipal Yields
as a Percentage of U.S. Treasury Yields
(10/29/10 and 10/31/11)

% of Treasury Yield
Maturity	10/29/10	10/31/11	Change
5 Year	111.24	136.86	+25.62
10 year	101.15	121.86	+20.71
15 year	109.14	130.41	+21.27
20 year	107.58	133.77	+26.19

5

Management Discussion & Analysis (Unaudited) (continued)

The North American Government Bond Fund

The Fund’s positive performance in the fiscal year was due to it’s roughly 70% investment in U.S. Treasuries, which rallied strongly. Please see the U.S. Treasury Fund write-up for details.

The 30% in Canada and Mexico remained steady during the year (30.1% at the beginning of the fiscal year and 30.1% at fiscal year end). The mix between Canada and Mexico shifted during the year. Canada began the fiscal year representing 21.7% of the Fund and was reduced to 18.4% by the end of the fiscal year. Mexico moved up a bit during the fiscal year from 8.4% to 11.7% at fiscal year end. Mexico’s currency was under more pressure than Canada during the year due to the higher reliance by Mexico on goods production than products from natural resources which are the hallmark of Canadian exports. As a result, the Canadian dollar outperformed the Mexico peso during the fiscal year. Please see relative strength of the Canadian dollar in the chart below.

6

Management Discussion & Analysis (Unaudited) (continued)

ISI believes that the U.S. reliance on Mexico’s manufacturing products will continue and represents a solid base for Mexico in 2012. The yields in Mexico are significantly higher than those in Canada, adding another aspect to their investment attraction. Please see table below showing the Mexican versus Canadian yield advantage for various maturities.

Mexican Government Bond Yield Advantage over Canadian Government Bonds for various short maturities as of Fiscal Year End 10/31/11

Maturity	Mexican Yield	Canadian Yield	Mexico’s Yield Advantage
2 Year	4.51	0.99	+352 bps
3 Year	4.63	1.14	+349 bps
5 Year	5.01	1.50	+351 bps
7 Year	5.62	1.79	+383 bps
10 Year	6.18	2.28	+390 bps

7

Management Discussion & Analysis (Unaudited) (continued)

The Strategy Fund

Both stocks and bonds rallied this fiscal year, with the result the Fund was positive for the Fiscal year. Stocks somewhat outpaced bonds (Wilshire 5000 +7.58% while the Barclays Treasury Index +5.27%). The stock market was principally driven by rising corporate earnings reports. Treasury bonds were helped by a slowing recovery, a financial crisis in Europe, and prospects for Federal Reserve’s next steps in quantitative easing. The charts on the Treasury 10-year bond yield and the stock market are below.

8

Management Discussion & Analysis (Unaudited) (continued)

The Fund’s performance was helped by having a majority weighting in stocks this fiscal year. At the beginning of the year the mix favored stocks 81% to 19%. Stocks remained in the majority over the fiscal year ending at 94% to 6%.

A more recent help for stocks is their dividend yield versus short maturity Treasuries. Please see chart below as reference. With corporate earnings rising, the dividend payout rate could rise further adding to the yield support for equities.

9

Management Discussion & Analysis (Unaudited) (continued)

10

Total Return US Treasury Fund – Performance Comparison1 (Unaudited)

11

Total Return US Treasury Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2011	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
Total Return US Treasury Fund	1.75%	18.49%	29.81%	56.12%	354.77%	1.75%	5.82%	5.36%	4.55%	6.74%
Barclays Capital Treasury Index3	5.27%	20.00%	36.96%	65.52%	402.14%	5.27%	6.27%	6.49%	5.17%	7.21%
Barclays Capital Intermediate Treasury Index3	3.35%	15.88%	33.24%	56.35%	333.77%	3.35%	5.03%	5.91%	4.57%	6.53%
Barclays Capital Long-Term Treasury Index3	16.52%	43.29%	58.70%	107.90%	698.21%	16.52%	12.74%	9.68%	7.59%	9.37%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge. Distributions of the Fund’s capital gains and non-US Treasury income may be subject to state and local taxes. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each US Treasury sector. Currently, the Fund’s weighted average maturity is approximately 5.95 years.

2	The Fund’s inception date is August 10, 1988. Benchmark returns are for the periods beginning August 31, 1988.

3
The Barclays Capital Treasury Index is an unmanaged index reflecting the performance of all public Treasury obligations and does not focus on one particular segment of the Treasury market. The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. The Barclays Capital Long-Term Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the long-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

Expense Ratio Information as of:	October 31, 2011
Gross Expense Ratio	0.84%

12

Managed Municipal Fund – Performance Comparison1 (Unaudited)

13

Managed Municipal Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2011	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
Managed Municipal Fund - ISI Class A Shares2	-0.11%	15.58%	16.60%	40.56%	193.63%	-0.11%	4.95%	3.12%	3.46%	5.09%
Managed Municipal Fund - ISI Class I Shares3	3.28%	—	—	—	2.40%	3.28%	—	—	—	2.24%
Barclays Capital General Obligation Index4	4.08%	25.51%	29.19%	62.93%	269.04%	4.08%	7.87%	5.26%	5.00%	6.21%
Barclays Capital Prerefunded Municipal Bond Index4	1.92%	14.19%	23.44%	46.67%	203.66%	1.92%	4.52%	4.30%	3.90%	5.26%
Consumer Price Index5	3.90%	4.90%	13.07%	28.41%	47.22%	3.90%	1.61%	2.49%	2.53%	1.80%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the sales charge, if applicable. ISI Class A Shares have a maximum 3.00% sales charges. Distributions of the Fund’s income and capital gains may be subject to state and local taxes.

2	The ISI Class A Shares inception date is February 26, 1990. Benchmark returns are for the periods beginning February 28, 1990.

3	The ISI Class I Shares inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010.

4
The Barclays Capital General Obligation Index is an unmanaged index reflecting general municipal bond market performance. The Barclays Capital Prerefunded Municipal Bond Index, an unmanaged index, is a subcomponent of the general Barclays Capital Municipal Bond Index, and contains only bonds from that index that have been prerefunded or escrowed to maturity. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

5	The Consumer Price Index is a widely used measure of inflation.

Expense Ratio Information as of:	October 31, 2011
Gross Expense Ratio – Class A	1.01%
Gross Expense Ratio – Class I	0.76%

14

North American Government Bond Fund – Performance Comparison1 (Unaudited)

15

North American Government Bond Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2011	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
North American Government Bond Fund - ISI Class A Shares2	0.25%	20.56%	29.24%	60.88%	187.35%	0.25%	6.43%	5.26%	4.87%	5.78%
North American Government Bond Fund - ISI Class C Shares3	1.84%	21.98%	29.19%	—	41.48%	1.84%	6.85%	5.26%	—	4.18%
North American Government Bond Fund - ISI Class I Shares4	3.88%	—	—	—	5.69%	3.88%	—	—	—	5.04%
Barclays Capital Intermediate Treasury Index5	3.35%	15.88%	33.24%	56.35%	176.55%	3.35%	5.03%	5.91%	4.57%	5.57%
Barclays Capital Emerging Americas Index: Mexico Section / Citigroup US Broad Investment-Grade Bond Index Mexico Sector / Barclays Capital Global Aggregate Index: Mexico Section6	0.07%	46.54%	28.07%	102.85%	501.67%	0.07%	13.58%	5.07%	7.33%	10.04%
Consumer Price Index7	3.90%	4.90%	13.07%	28.41%	65.37%	3.90%	1.61%	2.49%	2.53%	2.72%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes sales charges, if applicable. ISI Class A shares have a maximum 3.00% sales charge. ISI Class C Shares have a maximum 1.00% contingent deferred sales charge in the first year, which is eliminated thereafter.

2	ISI Class A Shares inception date is January 15, 1993. Benchmark returns are for the periods beginning January 31, 1993.

3
ISI Class C Shares inception date is May 16, 2003. Cumulative and annualized returns for the Barclays Capital Intermediate Treasury Index from May 31, 2003 through October 31, 2011 were 41.81% and 4.24%, respectively.

4	ISI Class I Shares inception date is September 16, 2010. Benchmark returns are for the periods beginning September 30, 2010.

5
The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

6
Reflects the performance of the Barclays Capital Emerging Americas Index: Mexico Section through October 31, 2004 and the Citigroup US Broad Investment-Grade Bond Index Mexico Sector from that date through October 31, 2006 and the Barclays Capital Global Aggregate Index: Mexico from October 31, 2006 through October 31, 2011. The Barclays Capital Emerging Americas Index: Mexico Section has been discontinued. Barclays Capital Emerging Americas Index: Mexico Section was an unmanaged sub-index of the Barclays Capital Emerging Americas Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Citigroup US Broad Investment-Grade Bond Index Mexico Sector is an unmanaged sub-index of the Citigroup US Broad Investment-Grade Bond Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Barclays Capital Global Aggregate Index: Mexico Section is an unmanaged sub-index of Barclays Capital Global Aggregate Index which provides broad-based measure of global investment-grade fixed income markets. The Mexico Section reflects the US dollar performance of selected Mexican government peso-denominated debt instruments with maturities of one year or more. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

7	The Consumer Price Index is a widely used measure of inflation.

Expense Ratio Information as of:	October 31, 2011
Gross Expense Ratio – Class A	1.18%
Gross Expense Ratio – Class C	1.78%
Gross Expense Ratio – Class I	0.78%

16

ISI Strategy Fund – Performance Comparison1 (Unaudited)

17

ISI Strategy Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2011	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
ISI Strategy Fund	0.91%	32.07%	4.48%	49.49%	75.97%	0.91%	9.72%	0.88%	4.10%	4.08%
Wilshire 5000 (Full Cap) Index3	7.58%	43.00%	4.80%	60.42%	186.56%	7.58%	12.66%	0.94%	4.84%	7.76%
Consumer Price Index4	3.90%	4.90%	13.07%	28.41%	35.67%	3.90%	1.61%	2.49%	2.53%	2.19%
Lipper Flexible Portfolio Funds Average5	4.63%	43.78%	16.32%	63.43%	85.03%	4.63%	12.87%	3.07%	5.03%	4.47%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge.

2	The Fund’s inception date is September 16, 1997. Benchmark returns are for the periods beginning September 30, 1997.

3
The Wilshire 5000 (Full Cap) Index is an unmanaged index that represents the broadest measure of the US equity market. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

4	The Consumer Price Index is a widely used measure of inflation.

5
Lipper figures represent the average total returns by all mutual funds designated by Lipper as falling into the category indicated. The Lipper Flexible Portfolio Funds Average category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return.

Expense Ratio Information as of:	October 31, 2011
Gross Expense Ratio	1.04%

18

Shareholder Expense Examples (Unaudited)

As a shareholder of the Funds, you may incur two types of cost; (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, Rule 12b-1 distribution/shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2011) and held for the entire period (October 31, 2011).

Actual Expenses – “Actual Return” in the following table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” column to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – “Hypothetical Returns” in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of each Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, “Hypothetical Returns” in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

19

Shareholder Expense Examples (Unaudited) (continued)

Total Return US Treasury Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,075.20	$4.08	0.78%
Based on Hypothetical 5% Return	$1,000.00	$1,021.27	$3.97	0.78%

Managed Municipal Fund – Class A
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,040.20	$5.25	1.02%
Based on Hypothetical 5% Return	$1,000.00	$1,020.06	$5.19	1.02%

Managed Municipal Fund – Class I
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,041.50	$3.96	0.77%
Based on Hypothetical 5% Return	$1,000.00	$1,021.32	$3.92	0.77%

North American Government Bond Fund – Class A
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,034.40	$6.00	1.17%
Based on Hypothetical 5% Return	$1,000.00	$1,019.31	$5.96	1.17%

North American Government Bond Fund – Class C
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,032.20	$9.07	1.77%
Based on Hypothetical 5% Return	$1,000.00	$1,016.28	$9.00	1.77%

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20

Shareholder Expense Examples (Unaudited) (continued)

North American Government Bond Fund – Class I
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,037.20	$3.95	0.77%
Based on Hypothetical 5% Return	$1,000.00	$1,021.32	$3.92	0.77%

ISI Strategy Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$ 914.80	$5.07	1.05%
Based on Hypothetical 5% Return	$1,000.00	$1,019.91	$5.35	1.05%

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21

Portfolio Profiles (Unaudited)

Portfolio Profiles (as a % of Net Assets)	October 31, 2011

Total Return US Treasury Fund
US Treasury Obligations	88.96%
Repurchase Agreements	9.53%
Other Assets and Liabilities	1.51%
100.00%

Managed Municipal Fund
Aaa Municipal Obligations*	80.81%
Aa Municipal Obligations*	12.30%
US Treasury Obligations	4.64%
Repurchase Agreements	1.36%
Other Assets and Liabilities	0.89%
100.00%

* Ratings are based on Moody’s Investors Service, Inc.

North American Government Bond Fund
Canadian Securities	18.38%
Mexican Securities	11.69%
US Treasury Obligations	65.57%
Repurchase Agreements	3.26%
Other Assets and Liabilities	1.10%
100.00%

ISI Strategy Fund
Consumer Discretionary	13.09%
Consumer Staples	11.47%
Energy	10.23%
Financials	13.19%
Health Care	11.92%
Industrials	9.91%
Information Technology	16.45%
Materials	3.68%
Telecommunication Services	1.60%
Utilities	2.89%
US Treasury Obligations	5.15%
Repurchase Agreements	0.50%
Other Assets and Liabilities	(0.08)%
100.00%

22

Total Return US Treasury Fund

Schedule of Investments	October 31, 2011

Security	Interest Rate	Maturity Date	Principal Amount	Market Value
US TREASURY OBLIGATIONS - 88.96%
US Treasury Notes	0.625%	07/31/12	$1,500,000	$1,505,799
US Treasury Notes	0.375%	08/31/12	10,000,000	10,020,710
US Treasury Notes	2.250%	11/30/17	16,600,000	17,474,089
US Treasury Notes	3.750%	11/15/18	1,370,000	1,567,580
US Treasury Notes	2.625%	08/15/20	7,000,000	7,365,862
US Treasury Bonds	8.125%	08/15/19	10,000,000	14,692,190
US Treasury Bonds	8.750%	08/15/20	11,300,000	17,545,013
US Treasury Bonds	7.875%	02/15/21	1,000,000	1,496,719
US Treasury Bonds	6.375%	08/15/27	3,000,000	4,384,218

Total US Treasury Obligations (Cost $70,993,001)				$76,052,180

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 9.53%
JPMorgan Chase, N.A.
Dated 10/31/11, 0.03%, principal and interest in the amount of $8,152,007 to be repurchased 11/01/11, collateralized by US Treasury Inflation-Protected Note, par value of $6,355,000 due 07/15/16 with a value of $8,320,530 (Cost $8,152,000)	$8,152,000	$8,152,000

Total Investments - 98.49% (Cost $79,145,001)*		$84,204,180
Other Assets in Excess of Liabilities - 1.51%		1,289,598
Net Assets - 100.00%		$85,493,778

*	Cost for Federal income tax purposes is $79,145,001 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$5,060,807
Gross Unrealized Depreciation	(1,628)
Net Unrealized Appreciation	$5,059,179

See Notes to Financial Statements.

23

Managed Municipal Fund

Schedule of Investments	October 31, 2011

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Market Value
MUNICIPAL BONDS - 93.11%
General Obligation - 57.27%
Alexandria, VA, Capital Improvements	4.250%	06/15/21	Aaa/AAA	$3,300,000	$3,542,517
Arlington County, VA, Public Improvements	4.500%	01/15/28	Aaa/AAA	1,600,000	1,620,640
Austin, TX, Public Improvements, Series A	3.500%	09/01/30	Aaa/AAA	2,500,000	2,319,625
Baltimore County, MD	4.000%	08/01/22	Aaa/AAA	1,665,000	1,862,636
Delaware State, Series B	3.000%	07/01/19	Aaa/AAA	1,400,000	1,507,814
Delaware State, Series B	3.250%	01/01/21	Aaa/AAA	2,000,000	2,096,500
Du Page County, IL, Jail Project	5.600%	01/01/21	Aaa/AAA	1,600,000	1,862,816
Florida State, Board of Education, Public Education, Series I	4.125%	06/01/21	Aa1/AAA	3,000,000	3,098,220
Georgia State, Series B	4.250%	04/01/25	Aaa/AAA	1,120,000	1,183,750
Georgia State, Series G	4.125%	10/01/23	Aaa/AAA	2,000,000	2,128,740
Henrico County, VA, Public Improvements	4.250%	07/15/24	Aaa/AAA	2,830,000	2,963,519
Mecklenburg County, NC	3.500%	02/01/26	Aaa/AAA	2,000,000	2,018,980
Mecklenburg County, NC, Public Improvements, Series B	4.000%	03/01/27	Aaa/AAA	1,000,000	1,036,970
Minnesota State, State Trunk Highway, Series B	4.000%	08/01/30	Aa1/AA+	2,830,000	2,943,313
Missouri State, Fourth State Building, Series A	4.125%	10/01/19	Aaa/AAA	2,000,000	2,039,300
Oregon State, State Property, ODOT Building, Public Improvements, Series K	5.000%	05/01/30	Aa1/AA+	1,915,000	2,145,796
Prince Georges County, MD, Public Improvements	4.125%	07/15/26	Aaa/AAA	2,000,000	2,094,160
South Carolina State, Coastal Carolina University, Series A	4.000%	04/01/28	Aaa/AA+	1,000,000	1,034,310
South Carolina State, Highway, Series A	3.000%	08/01/22	Aaa/AA+	1,475,000	1,485,812
Tennessee State, Series A	5.000%	05/01/26	Aaa/AA+	500,000	552,355
Tennessee State, Series A	5.000%	05/01/27	Aaa/AA+	2,075,000	2,292,958
Tennessee State, Series A	4.000%	05/01/28	Aaa/AA+	2,000,000	2,047,740
Tennessee State, Series A	3.625%	05/01/31	Aaa/AA+	2,000,000	1,928,820
Texas, Water Financial Assistance, Series C-1	5.000%	08/01/39	Aaa/AA+	3,515,000	3,755,496
Utah State, Series A	3.000%	07/01/18	Aaa/AAA	1,000,000	1,073,100
Utah State, Series A	5.000%	07/01/23	Aaa/AAA	2,785,000	3,358,264
Virginia State, Series B	4.250%	06/01/26	Aaa/AAA	2,500,000	2,606,150
Washington State, Series F	4.500%	07/01/27	Aa1/AA+	2,500,000	2,616,250
Washington, Suburban Sanitation District, Water Supply	4.250%	06/01/26	Aaa/AAA	2,500,000	2,603,975
					$61,820,526

See Notes to Financial Statements.

24

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2011

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Market Value
MUNICIPAL BONDS - 93.11% (continued)
Prerefunded2 Issues - 17.25%
Arlington County, VA, Public Improvements, 01/15/13 @ 100	4.500%	01/15/28	Aaa/AA+	$400,000	$420,012
Dallas, TX, 02/15/12 @ 100	4.000%	02/15/16	Aa1/AA+	2,450,000	2,476,828
Delaware State, Series A, 01/01/12 @ 100	4.200%	01/01/20	Aaa/AAA	1,675,000	1,686,223
Gwinnett County, GA, Water & Sewer Authority, 08/01/12 @ 100	5.250%	08/01/24	Aaa/AAA	1,500,000	1,556,295
Maryland State, Capital Improvements, Series A, 02/15/12 @ 100	4.000%	02/15/20	Aaa/AAA	4,000,000	4,411,600
Mecklenburg County, NC, Public Improvements, Series A, 02/01/14 @ 100	4.000%	02/01/20	Aaa/AAA	3,000,000	3,123,540
Montgomery County, MD, Public Improvements, Series A, 05/01/13 @ 100	4.000%	05/01/21	Aaa/AAA	2,450,000	2,583,745
Salt Lake City, UT, School District, School Board Guaranty, Series A, 03/01/13 @ 100	4.500%	03/01/20	Aaa/NR	2,240,000	2,363,290
					$18,621,533
Revenue Bonds - 18.59%
Colorado, Water Resources & Power Development Authority, Series A	4.000%	09/01/29	Aaa/AAA	$2,000,000	$2,012,500
Fairfax County, VA, Water Authority Water Revenue	4.500%	04/01/27	Aaa/AAA	2,500,000	2,636,850
Florida, Water Pollution Control Financing, Series A	5.000%	01/15/29	Aaa/AAA	500,000	548,210
Florida, Water Pollution Control Financing, Series A	5.100%	01/15/29	Aaa/AAA	550,000	606,507
Gwinnett County, GA, Water & Sewer Authority, Series A	4.000%	08/01/28	Aaa/AAA	2,000,000	2,061,100
Kansas State, Development Finance Authority, Series DW-1	3.000%	04/01/20	Aaa/AAA	2,865,000	2,956,938
Kansas State, Development Finance Authority, Series DW-1	3.125%	04/01/22	Aaa/AAA	2,975,000	3,022,481
Texas, Water Development Board Revenue, State Revolving Fund-Senior Lien, Series A	4.750%	07/15/20	Aaa/AAA	3,000,000	3,005,760
Virginia State Resources Authority Clean Water Revenue	4.500%	10/01/28	Aaa/AAA	3,000,000	3,211,140
					$20,061,486

Total Municipal Bonds (Cost $95,892,628)					$100,503,545

US TREASURY OBLIGATIONS - 4.64%
US Treasury Notes (Cost $5,011,169)	0.375%	08/31/12	—	$5,000,000	$5,010,355

See Notes to Financial Statements.

25

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2011

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 1.36%
JPMorgan Chase, N.A.
Dated 10/31/11, 0.03%, principal and interest in the amount of $1,467,001 to be repurchased 11/01/11, collateralized by US Treasury Inflation-Protected Note, par value of $1,145,000 due 07/15/16 with a value of $1,499,136 (Cost $1,467,000)	$1,467,000	$1,467,000

Total Investments - 99.11% (Cost $102,370,797)*		$106,980,900
Other Assets in Excess of Liabilities - 0.89%		965,447
Net Assets - 100.00%		$107,946,347

1	Moody’s Municipal Bond Ratings:

	Aaa	Judged to be of the best quality.

	Aa	Judged to be of high quality by all standards. Issues are sometimes denoted with a 1, 2 or 3, which denote a high, medium or low ranking within the rating.

S&P Municipal Bond Ratings:

	AAA	Of the highest quality.

	AA	The second strongest capacity of payment of debt services. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

	NR	Bond is not rated by this rating organization.

2
Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*	Cost for Federal income tax purposes is $102,370,797 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$4,754,026
Gross Unrealized Depreciation	(143,923)
Net Unrealized Appreciation	$4,610,103

See Notes to Financial Statements.

26

North American Government Bond Fund

Schedule of Investments	October 31, 2011

Security	Interest Rate	Maturity Date	Principal Amount1		Market Value
CANADIAN SECURITIES - 18.38%
Canadian Government Bonds	1.500%	03/01/12	CAD	2,000,000	$2,010,414
Canadian Government Bonds	1.500%	06/01/12		2,000,000	2,013,082
Canadian Government Bonds	3.750%	06/01/12		7,500,000	7,646,802
Canadian Government Bonds	3.500%	06/01/13		3,100,000	3,232,304
Canadian Government Bonds	4.000%	06/01/17		9,000,000	10,140,045
Canadian Government Bonds	3.250%	06/01/21		1,950,000	2,111,400

Total Canadian Securities (Cost $25,402,646)					$27,154,047

MEXICAN SECURITIES - 11.69%
Mexican Bono2	9.000%	12/20/12	MXN	31,782,400	$2,504,370
Mexican Bono2	8.000%	12/19/13		17,850,000	1,433,651
Mexican Bono2	6.000%	06/18/15		23,850,000	1,863,285
Mexican Bono2	8.000%	12/17/15		93,907,000	7,833,128
Mexican Bono2	7.250%	12/15/16		44,050,000	3,630,854

Total Mexican Securities (Cost $18,509,286)					$17,265,288

US TREASURY OBLIGATIONS - 65.57%
US Treasury Notes	0.375%	08/31/12		$4,000,000	$4,008,284
US Treasury Notes	2.250%	11/30/17		24,200,000	25,474,275
US Treasury Notes	2.625%	08/15/20		10,850,000	11,417,086
US Treasury Bonds	8.750%	05/15/17		12,800,000	18,033,997
US Treasury Bonds	8.875%	08/15/17		10,300,000	14,723,366
US Treasury Bonds	8.125%	08/15/19		6,500,000	9,549,924
US Treasury Bonds	8.500%	02/15/20		6,000,000	9,102,186
US Treasury Bonds	8.750%	08/15/20		2,300,000	3,571,109
US Treasury Bonds	7.875%	02/15/21		650,000	972,867

Total US Treasury Obligations (Cost $90,946,799)					$96,853,094

See Notes to Financial Statements.

27

North American Government Bond Fund

Schedule of Investments (continued)	October 31, 2011

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 3.26%
JPMorgan Chase, N.A.
Dated 10/31/11, 0.03%, principal and interest in the amount of $4,817,004 to be repurchased 11/01/11, collateralized by US Treasury Inflation-Protected Note, par value of $3,755,000 due 07/15/16 with a value of $4,916,379 (Cost $4,817,000)	$4,817,000	$4,817,000

Total Investments - 98.90% (Cost $139,675,731)*		$146,089,429
Other Assets in Excess of Liabilities - 1.10%		1,621,791
Net Assets - 100.00%		$147,711,220

CAD	Canadian dollar

MXN	Mexican peso

1	Principal Amount is shown in US dollars unless otherwise noted.

2	Bonos are fixed rate, local currency-denominated coupon bonds issued by the Mexican government.

*	Cost for Federal income tax purposes is $139,675,731 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$7,658,347
Gross Unrealized Depreciation	(1,244,649)
Net Unrealized Appreciation	$6,413,698

See Notes to Financial Statements.

28

ISI Strategy Fund

Schedule of Investments	October 31, 2011

Security	Shares	Market Value
COMMON STOCKS - 94.43%
Consumer Discretionary - 13.09%
Automobiles - 0.09%
Ford Motor Co.*	4,400	$51,392

Distributors - 0.22%
LKQ Corp.*	4,400	128,392

Diversified Consumer Services - 0.31%
ITT Educational Services, Inc.*	1,700	105,332
Weight Watchers International, Inc.	1,000	74,620
		179,952
Hotels, Restaurants & Leisure - 4.50%
Ameristar Casinos, Inc.	10,780	199,430
Brinker International, Inc.	1,170	26,793
Chipotle Mexican Grill, Inc.*	1,000	336,120
Choice Hotels International, Inc.	1,970	70,506
International Game Technology	11,650	204,924
Las Vegas Sands Corp.*	6,880	323,016
Marriott International, Inc. - Class A	4,806	151,389
McDonald's Corp.	12,176	1,130,542
Wynn Resorts Ltd.	1,000	132,800
		2,575,520
Internet & Catalog Retail - 0.42%
Blue Nile, Inc.*	1,500	67,695
Expedia, Inc.	3,195	83,901
HSN, Inc.*	1,600	57,072
Overstock.com, Inc.*	4,057	33,673
		242,341
Media - 3.06%
AMC Networks, Inc. - Class A*	2,264	73,852
Cablevision Systems Corp. - New York Group - Class A	9,058	131,069
CBS Corp. - Class B - Non-Voting Shares	5,413	139,709
Comcast Corp. - Class A	11,050	259,122
DIRECTV - Class A*	11,760	534,610
Interpublic Group of Cos., Inc. (The)	95	901

Security	Shares	Market Value
Media - 3.06%(continued)
Liberty Global, Inc. - Class A*	4,066	$163,372
Liberty Media Corp. - Liberty Starz - Series A*	846	57,782
News Corp. - Class A	605	10,600
Scholastic Corp.	1,100	29,535
Sirius XM Radio, Inc.*	41,300	73,927
Time Warner Cable, Inc.	883	56,238
Virgin Media, Inc.	650	15,847
Walt Disney Co. (The)	5,113	178,341
World Wrestling Entertainment, Inc.	2,510	26,380
		1,751,285
Multi-Line Retail - 0.88%
Dollar General Corp.*	2,595	102,918
Dollar Tree, Inc.*	1,240	99,150
Macy's, Inc.	3,000	91,590
Nordstrom, Inc.	2,800	141,932
Target Corp.	1,251	68,492
		504,082
Specialty Retail - 3.04%
Abercrombie & Fitch Co. - Class A	100	7,440
AutoZone, Inc.*	1,000	323,590
Bed Bath & Beyond, Inc.*	1,800	111,312
Buckle, Inc. (The)	1,000	44,560
Chico's FAS, Inc.	3,000	37,080
Express, Inc.	2,800	63,252
Finish Line, Inc. (The) - Class A	1,100	22,110
Foot Locker, Inc.	3,232	70,652
Gap, Inc. (The)	7,669	144,944
Hibbett Sports, Inc.*	1,500	61,785
Home Depot, Inc. (The)	5,113	183,045
Limited Brands, Inc.	2,500	106,775
Lowe's Cos., Inc.	4,110	86,392
PetSmart, Inc.	2,500	117,375
Systemax, Inc.*	4,121	62,351
Tiffany & Co.	1,100	87,703
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,000	67,290
Williams-Sonoma, Inc.	2,700	101,358
Zumiez, Inc.*	1,800	40,950
		1,739,964

See Notes to Financial Statements.

29

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2011

Security	Shares	Market Value
COMMON STOCKS - 94.43% (continued)
Consumer Discretionary - 13.09% (continued)
Textiles, Apparel & Luxury Goods - 0.57%
NIKE, Inc. - Class B	2,500	$240,875
Under Armour, Inc. - Class A*	1,000	84,410
		325,285
Consumer Staples - 11.47%
Beverages - 2.07%
Beam, Inc.	5,113	252,736
Coca-Cola Co. (The)	2,500	170,800
Coca-Cola Enterprises, Inc.	10,720	287,510
Constellation Brands, Inc.*	12,250	247,695
Hansen Natural Corp.*	1,600	142,544
PepsiCo, Inc.	1,328	83,598
		1,184,883
Food & Staples Retailing - 2.69%
CVS Caremark Corp.	200	7,260
Kroger Co. (The)	2,600	60,268
Sysco Corp.	2,100	58,212
Wal-Mart Stores, Inc.	18,606	1,055,332
Walgreen Co.	3,700	122,840
Whole Foods Market, Inc.	3,300	237,996
		1,541,908
Food Products - 1.72%
General Mills, Inc.	4,926	189,799
Hershey Co. (The)	5,113	292,617
Hormel Foods Corp.	10,226	301,360
McCormick & Co., Inc. - Non-Voting Shares	1,598	77,599
Smart Balance, Inc.*	2,090	13,689
Tyson Foods, Inc. - Class A	5,500	106,150
		981,214
Household Products - 1.23%
Procter & Gamble Co. (The)	11,021	705,234

Personal Products - 0.69%
Herbalife Ltd.	6,032	376,156
Revlon, Inc. - Class A*	1,200	17,676
		393,832
Tobacco - 3.07%
Altria Group, Inc.	5,252	144,693
Philip Morris International, Inc.	16,689	1,166,060
Reynolds American, Inc.	10,326	399,410
Vector Group Ltd.	2,790	49,020
		1,759,183

Security	Shares	Market Value
Energy - 10.23%
Energy Equipment & Services - 1.35%
Bristow Group, Inc.	1,120	$55,754
Complete Production Services, Inc.*	1,695	55,596
Diamond Offshore Drilling, Inc.	1,000	65,540
Halliburton Co.	4,200	156,912
McDermott International, Inc.*	4,600	50,508
Newpark Resources, Inc.*	1,000	8,930
Patterson-UTI Energy, Inc.	1,270	25,806
RPC, Inc.	11,620	215,783
SEACOR Holdings, Inc.	1,000	85,150
Unit Corp.*	1,100	53,966
		773,945
Oil, Gas & Consumable Fuels - 8.88%
Berry Petroleum Co. - Class A	3,060	105,723
Chesapeake Energy Corp.	6,600	185,592
Chevron Corp.	8,502	893,135
ConocoPhillips	8,950	623,367
Continental Resources, Inc.*	4,110	249,271
Crosstex Energy, Inc.	6,500	84,695
Enbridge Energy Management LLC*	1,290	39,758
Energy XXI (Bermuda) Ltd.*	1,900	55,803
Exxon Mobil Corp.	19,841	1,549,384
Kinder Morgan, Inc.	1,310	37,466
Marathon Oil Corp.	8,223	214,045
Marathon Petroleum Corp.	4,111	147,585
McMoRan Exploration Co.*	5,000	60,900
Murphy Oil Corp.	2,400	132,888
Quicksilver Resources, Inc.*	10,000	77,000
Rex Energy Corp.*	1,570	24,304
Ship Finance International Ltd.	5,112	73,153
Southern Union Co.	2,100	88,263
Southwestern Energy Co.*	500	21,020
Spectra Energy Corp.	1,860	53,252
Tesoro Corp.*	3,390	87,936
W&T Offshore, Inc.	2,500	49,225
Whiting Petroleum Corp.*	2,000	93,100
World Fuel Services Corp.	3,500	139,475
		5,086,340

See Notes to Financial Statements.

30

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2011

Security	Shares	Market Value
COMMON STOCKS - 94.43% (continued)
Financials - 13.19%
Capital Markets - 2.33%
American Capital Ltd.*	12,300	$95,571
Artio Global Investors, Inc.	6,600	48,312
BlackRock, Inc. - Class A	2,346	370,175
Charles Schwab Corp. (The)	14,435	177,262
Invesco Ltd.	4,511	90,536
Morgan Stanley	4,612	81,356
SEI Investments Co.	6,566	106,303
TD AMERITRADE Holding Corp.	21,690	363,958
		1,333,473
Commercial Banks - 2.08%
Centerstate Banks, Inc.	496	2,817
Cullen/Frost Bankers, Inc.	5,263	258,098
First Horizon National Corp.	11,600	81,084
FirstMerit Corp.	3,500	49,035
MB Financial, Inc.	4,900	81,193
Susquehanna Bancshares, Inc.	6,112	44,373
SVB Financial Group*	4,700	215,918
Webster Financial Corp.	3,000	58,920
Wells Fargo & Co.	15,363	398,055
		1,189,493
Consumer Finance - 0.48%
Advance America Cash Advance Centers, Inc.	3,360	28,325
DFC Global Corp.*	2,400	52,608
Discover Financial Services	8,240	194,134
		275,067
Diversified Financial Services - 2.36%
Bank of America Corp.	35,721	243,974
CBOE Holdings, Inc.	3,400	88,842
Citigroup, Inc.	1,470	46,437
CME Group, Inc.	852	234,777
JPMorgan Chase & Co.	20,881	725,824
Leucadia National Corp.	500	13,415
		1,353,269
Insurance - 3.36%
Allstate Corp. (The)	2,400	63,216
American Equity Investment Life Holding Co.	10,400	112,736
Brown & Brown, Inc.	14,000	309,120
Cincinnati Financial Corp.	4,712	136,365

Security	Shares	Market Value
Insurance - 3.36% (continued)
CNA Financial Corp.	4,100	$109,060
CNO Financial Group, Inc.*	15,600	97,500
Loews Corp.	7,920	314,424
MetLife, Inc.	75	2,637
ProAssurance Corp.	5,648	432,354
Protective Life Corp.	6,280	116,808
Prudential Financial, Inc.	4,163	225,635
StanCorp Financial Group, Inc.	101	3,428
		1,923,283
Real Estate Investment Trusts - 1.85%
American Capital Agency Corp.	14,250	392,017
Hatteras Financial Corp.	9,368	240,758
National Retail Properties, Inc.	2,550	69,488
Public Storage	2,760	356,178
		1,058,441
Thrifts & Mortgage Finance - 0.73%
First Niagara Financial Group, Inc.	4,113	37,799
New York Community Bancorp, Inc.	21,800	290,158
TFS Financial Corp.*	10,000	92,100
		420,057
Health Care - 11.92%
Biotechnology - 1.63%
Acorda Therapeutics, Inc.*	3,000	65,520
Amylin Pharmaceuticals, Inc.*	7,300	84,096
Biogen Idec, Inc.*	1,910	222,248
Cepheid, Inc.*	5,080	182,270
Cubist Pharmaceuticals, Inc.*	2,160	81,670
Emergent Biosolutions, Inc.*	1,000	18,860
Incyte Corp.*	4,100	56,457
Maxygen, Inc.	10,230	60,357
Momenta Pharmaceuticals, Inc.*	5,410	80,068
Myriad Genetics, Inc.*	3,000	63,840
Neurocrine Biosciences, Inc.*	2,900	18,154
		933,540
Health Care Equipment & Supplies - 1.29%
Baxter International, Inc.	502	27,600
IDEXX Laboratories, Inc.*	5,163	371,684
Meridian Bioscience, Inc.	3,105	56,573
Sirona Dental Systems, Inc.*	4,800	229,920
STERIS Corp.	1,748	54,153
		739,930

See Notes to Financial Statements.

31

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2011

Security	Shares	Market Value
COMMON STOCKS - 94.43% (continued)
Health Care - 11.92% (continued)
Health Care Providers & Services - 3.11%
AmerisourceBergen Corp.	10,700	$436,560
Catalyst Health Solutions, Inc.*	2,500	137,425
Community Health Systems, Inc.*	4,900	85,652
Express Scripts, Inc.*	1,500	68,595
Health Management Associates, Inc. - Class A*	12,000	105,120
Health Net, Inc.*	1,800	50,022
LifePoint Hospitals, Inc.*	2,000	77,320
Magellan Health Services, Inc.*	3,100	159,557
McKesson Corp.	1,200	97,860
Medco Health Solutions, Inc.*	1,230	67,478
MEDNAX, Inc.*	2,900	190,820
Omnicare, Inc.	100	2,982
Owens & Minor, Inc.	1,100	32,912
Select Medical Holdings Corp.*	7,900	68,730
Team Health Holdings, Inc.*	6,600	134,112
Tenet Healthcare Corp.*	13,990	66,172
		1,781,317
Health Care Technology - 0.46%
Allscripts Healthcare Solutions, Inc.*	12,450	238,418
Omnicell, Inc.*	1,600	23,920
		262,338
Life Sciences Tools & Services - 0.47%
Bruker Corp.*	9,470	136,652
Pharmaceutical Product Development, Inc.	4,000	131,960
		268,612
Pharmaceuticals - 4.96%
Abbott Laboratories	4,546	244,893
Allergan, Inc.	921	77,475
Bristol-Myers Squibb Co.	2,803	88,547
Forest Laboratories, Inc.*	7,200	225,360
Johnson & Johnson	13,038	839,517
Medicis Pharmaceutical Corp. - Class A	2,500	95,725
Merck & Co., Inc.	13,102	452,019
Pfizer, Inc.	36,340	699,908

Security	Shares	Market Value
Pharmaceuticals - 4.96% (continued)
Salix Pharmaceuticals Ltd.*	1,400	$47,957
ViroPharma, Inc.*	3,400	68,816
		2,840,217
Industrials - 9.91%
Aerospace & Defense - 2.15%
AAR Corp.	2,052	40,896
Alliant Techsystems, Inc.	4,300	249,744
Boeing Co. (The)	1,300	85,527
Goodrich Corp.	1,153	141,392
Honeywell International, Inc.	3,609	189,112
Huntington Ingalls Industries, Inc.*	718	21,181
Northrop Grumman Corp.	4,311	248,960
Taser International, Inc.*	2,110	10,487
United Technologies Corp.	3,108	242,362
		1,229,661
Air Freight & Logistics - 0.43%
FedEx Corp.	856	70,046
United Parcel Service, Inc. - Class B	2,500	175,600
		245,646
Airlines - 0.15%
United Continental Holdings, Inc.*	4,502	86,979

Building Products - 0.30%
Fortune Brands Home & Security, Inc.*	5,113	74,292
Griffon Corp.*	4,700	44,509
Simpson Manufacturing Co., Inc.	1,710	52,428
		171,229
Commercial Services & Supplies - 0.38%
ABM Industries, Inc.	500	10,110
Geo Group, Inc. (The)*	2,900	52,867
United Stationers, Inc.	2,400	76,344
US Ecology, Inc.	540	9,752
Viad Corp.	3,300	69,069
		218,142
Construction & Engineering - 0.22%
Aecom Technology Corp.*	2,000	41,840
Tutor Perini Corp.	5,800	84,274
		126,114
Industrial Conglomerates - 1.03%
3M Co.	2,456	194,073
General Electric Co.	23,560	393,688
		587,761

See Notes to Financial Statements.

32

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2011

Security	Shares	Market Value
COMMON STOCKS - 94.43% (continued)
Industrials - 9.91% (continued)
Machinery - 2.38%
Actuant Corp. - Class A	2,000	$45,000
Blount International, Inc.*	3,800	59,014
Briggs & Stratton Corp.	2,900	42,340
Caterpillar, Inc.	3,567	336,939
CLARCOR, Inc.	1,790	86,779
Graco, Inc.	3,490	149,861
Illinois Tool Works, Inc.	1,191	57,918
Joy Global, Inc.	5,163	450,213
Mueller Industries, Inc.	3,300	133,485
		1,361,549
Professional Services - 0.99%
Acacia Research - Acacia Technologies*	2,800	111,552
FTI Consulting, Inc.*	1,470	57,933
Mistras Group, Inc.*	1,200	26,160
Verisk Analytics, Inc. - Class A*	10,600	372,590
		568,235
Road & Rail - 0.80%
Knight Transportation, Inc.	2,850	43,320
Landstar System, Inc.	1,690	75,425
Union Pacific Corp.	3,400	338,538
		457,283
Trading Companies & Distributors - 1.08%
Aircastle Ltd.	597	7,242
Fastenal Co.	10,726	408,553
Titan Machinery, Inc.*	500	11,665
Watsco, Inc.	1,330	82,008
WESCO International, Inc.*	2,300	111,458
		620,926
Information Technology - 16.45%
Communications Equipment - 0.21%
Brocade Communications Systems, Inc.*	6,230	27,287
Motorola Solutions, Inc.	2,000	93,820
		121,107
Computers & Peripherals - 4.14%
Apple, Inc.*	5,113	2,069,640
Cray, Inc.*	1,280	8,102
Hewlett-Packard Co.	1,700	45,237
Lexmark International, Inc.*	1,700	53,890
NCR Corp.*	3,100	59,024

Security	Shares	Market Value
Computers & Peripherals - 4.14% (continued)
QLogic Corp.*	3,700	$51,689
STEC, Inc.*	4,120	46,639
Synaptics, Inc.*	1,170	39,534
		2,373,755
Electronic Equipment, Instruments & Components - 1.36%
Agilent Technologies, Inc.*	1,768	65,540
Anixter International, Inc.*	200	11,738
AVX Corp.	7,480	100,307
Brightpoint, Inc.*	7,250	73,588
Insight Enterprises, Inc.*	4,800	81,120
Itron, Inc.*	3,130	115,153
Power-One, Inc.*	1,000	4,950
ScanSource, Inc.*	1,674	58,188
Tech Data Corp.*	4,669	229,621
Vishay Intertechnology, Inc.*	3,400	36,550
		776,755
Internet Software & Services - 1.92%
Earthlink, Inc.	13,300	93,233
Google, Inc. - Class A*	1,166	691,018
j2 Global Communications, Inc.	1,640	50,479
NIC, Inc.	2,270	31,349
ValueClick, Inc.*	1,000	17,600
WebMD Health Corp.*	1,200	43,140
XO Group, Inc.*	11,050	101,992
Yahoo!, Inc.*	4,400	68,816
		1,097,627
IT Services - 3.68%
CACI International, Inc. - Class A*	990	54,341
Cardtronics, Inc.*	2,033	50,683
DST Systems, Inc.	2,500	125,475
Fidelity National Information Services, Inc.	280	7,330
Heartland Payment Systems, Inc.	4,062	88,389
International Business Machines Corp.	8,744	1,614,405
ManTech International Corp. - Class A	1,400	49,182
Teradata Corp.*	1,933	115,323
		2,105,128

See Notes to Financial Statements.

33

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2011

Security	Shares	Market Value
COMMON STOCKS - 94.43% (continued)
Information Technology - 16.45% (continued)
Semiconductors & Semiconductor Equipment - 1.93%
Cirrus Logic, Inc.*	976	$16,241
Intel Corp.	22,959	563,414
Novellus Systems, Inc.*	2,200	76,010
OmniVision Technologies, Inc.*	2,600	42,406
Texas Instruments, Inc.	10,275	315,751
Veeco Instruments, Inc.*	3,540	94,482
		1,108,304
Software - 3.21%
ANSYS, Inc.*	5,113	277,943
Blackbaud, Inc.	2,910	81,567
Microsoft Corp.	31,122	828,779
Oracle Corp.	7,169	234,928
Pegasystems, Inc.	1,050	39,679
Quest Software, Inc.*	7,000	123,130
SolarWinds, Inc.*	1,060	30,592
Taleo Corp. - Class A*	900	29,160
Tyler Technologies, Inc.*	6,090	192,261
		1,838,039
Materials - 3.68%
Chemicals - 2.61%
A. Schulman, Inc.	1,958	41,333
CF Industries Holdings, Inc.	1,900	308,313
Cytec Industries, Inc.	5,113	228,398
Dow Chemical Co. (The)	4,169	116,232
Olin Corp.	4,388	82,758
PolyOne Corp.	4,377	48,979
Rockwood Holdings, Inc.*	3,058	140,790
RPM International, Inc.	12,608	283,302
W.R. Grace & Co.*	5,841	244,095
		1,494,200
Containers & Packaging - 0.16%
Graphic Packaging Holding Co.*	335	1,481
Silgan Holdings, Inc.	2,490	93,474
		94,955
Metals & Mining - 0.91%
Freeport-McMoRan Copper & Gold, Inc.	2,000	80,520
Hecla Mining Co.*	1,000	6,270
Metals USA Holdings Corp.*	2,600	28,314

Security	Shares	Market Value
Metals & Mining - 0.91% (continued)
Newmont Mining Corp.	1,300	$86,879
Royal Gold, Inc.	1,595	114,170
Southern Copper Corp.	2,145	65,809
Titanium Metals Corp.	4,512	75,576
Worthington Industries, Inc.	3,559	61,499
		519,037
Telecommunication Services - 1.60%
Diversified Telecommunication Services - 1.20%
AT&T, Inc.	1,000	29,310
CenturyLink, Inc.	11,449	403,692
Cogent Communications Group, Inc.*	4,100	65,805
Premiere Global Services, Inc.*	1,010	9,150
Verizon Communications, Inc.	4,800	177,504
		685,461
Wireless Telecommunication Services - 0.40%
American Tower Corp. - Class A*	1,900	104,690
MetroPCS Communications, Inc.*	700	5,950
USA Mobility, Inc.	8,970	117,238
		227,878
Utilities - 2.89%
Electric Utilities - 1.28%
Exelon Corp.	7,819	347,085
Northeast Utilities	3,270	113,044
NV Energy, Inc.	7,700	123,508
PPL Corp.	5,113	150,169
		733,806
Gas Utilities - 0.32%
National Fuel Gas Co.	3,010	184,483

Multi-Utilities - 0.73%
Alliant Energy Corp.	2,300	93,794
Ameren Corp.	10,200	325,176
		418,970
Water Utilities - 0.56%
American Water Works Co., Inc.	10,400	317,512

Total Common Stocks (Cost $45,331,803)		$54,074,331

See Notes to Financial Statements.

34

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2011

Security	Interest Rate	Maturity Date	Principal Amount	Market Value
US TREASURY OBLIGATIONS - 5.15%
US Treasury Notes	2.000%	01/31/16	$550,000	$578,273
US Treasury Notes	2.625%	08/15/20	300,000	315,680
US Treasury Bonds	8.125%	08/15/19	1,400,000	2,056,907

Total US Treasury Obligations (Cost $2,739,381)				$2,950,860

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 0.50%
JPMorgan Chase, N.A.
Dated 10/31/11, 0.03%, principal and interest in the amount of $284,000 to be repurchased 11/01/11, collateralized by US Treasury Inflation-Protected Note, par value of $225,000 due to 07/15/16 with a value of $294,590 (Cost $284,000)	$284,000	$284,000

Total Investments - 100.08% (Cost $48,355,184)**		$57,309,191
Liabilities in Excess of Other Assets - (0.08)%		(48,068)
Net Assets - 100.00%		$57,261,123

*	Non-income producing security.

**	Cost for Federal income tax purposes is $48,417,226 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$12,508,142
Gross Unrealized Depreciation	(3,616,177)
Net Unrealized Appreciation	$8,891,965

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

See Notes to Financial Statements.

35

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2011

	Total Return US Treasury Fund	Managed Municipal Fund
ASSETS
Investments in securities:
At cost	$79,145,001	$102,370,797
At value (Note 1)	$84,204,180	$106,980,900
Cash	877	606
Interest receivable	667,614	1,101,456
Receivable for capital shares sold	786,772	52,957
Other assets	26,847	43,149
TOTAL ASSETS	85,686,290	108,179,068

LIABILITIES
Distributions payable	39,557	112,216
Payable for capital shares redeemed	76,880	24,999
Accrued investment advisory fees (Note 2)	19,291	36,723
Accrued distribution fees (Note 2)	18,006	22,207
Accrued administration fees (Note 2)	6,387	5,818
Accrued transfer agent fees (Note 2)	3,564	2,459
Accrued directors' fees (Note 2)	4,541	4,834
Other accrued expenses and liabilities	24,286	23,465
TOTAL LIABILITIES	192,512	232,721

NET ASSETS	$85,493,778	$107,946,347

NET ASSETS CONSIST OF:
Paid-in capital	$79,167,956	$103,376,811
Undistributed (distributions in excess of) net investment income	—	690
Accumulated net realized gains (losses) from security transactions	1,266,643	(41,257)
Net unrealized appreciation on investments	5,059,179	4,610,103
Net assets	$85,493,778	$107,946,347

See Notes to Financial Statements.

36

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2011

	Total Return US Treasury Fund	Managed Municipal Fund
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	—	9,685,478
ISI Class I Shares (5,000,000 shares authorized)	—	334,404
ISI Shares (115,000,000 shares authorized)	8,239,136	—

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $104,341,764)	$—	$10.77
ISI Class I Shares (based on net assets of $3,604,583)	$—	$10.78
ISI Shares (based on net assets of $85,493,778)	$10.38	$—

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$—	$11.10
ISI Shares	$10.70	$—

See Notes to Financial Statements.

37

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2011

	North American Government Bond Fund	ISI Strategy Fund
ASSETS
Investments in securities:
At cost	$139,675,731	$48,355,184
At value (Note 1)	$146,089,429	$57,309,191
Cash	181	319
Dividends and interest receivable, at value	2,084,820	65,982
Receivable for capital shares sold	26,044	128
Other assets	70,461	26,876
TOTAL ASSETS	148,270,935	57,402,496

LIABILITIES
Distributions payable	124,437	—
Payable for capital shares redeemed	267,883	82,535
Accrued investment advisory fees (Note 2)	49,476	18,764
Accrued distribution fees (Note 2)	48,604	11,727
Accrued shareholder servicing fees (Note 2)	3,644	—
Accrued transfer agent fees (Note 2)	10,269	1,291
Accrued administration fees (Note 2)	9,146	3,804
Accrued directors' fees (Note 2)	6,658	3,073
Other accrued expenses and liabilities	39,598	20,179
TOTAL LIABILITIES	559,715	141,373

NET ASSETS	$147,711,220	$57,261,123

NET ASSETS CONSIST OF:
Paid-in capital	$141,023,949	$51,695,946
Undistributed (distributions in excess of) net investment income	(124,437)	43,492
Accumulated net realized gains (losses) from security and foreign currency transactions	427,680	(3,432,322)
Net unrealized appreciation on investments and foreign currency translations	6,384,028	8,954,007
Net assets	$147,711,220	$57,261,123

See Notes to Financial Statements.

38

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2011

	North American Government Bond Fund	ISI Strategy Fund
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	14,171,740	—
ISI Class C Shares (5,000,000 shares authorized)	2,186,704	—
ISI Class I Shares (5,000,000 shares authorized)	2,272,357	—
ISI Shares (25,000,000 shares authorized)	—	4,534,713

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $112,407,128)	$7.93	$—
ISI Class C Shares (based on net assets of $17,247,974)*	$7.89	$—
ISI Class I Shares (based on net assets of $18,056,118)	$7.95	$—
ISI Shares (based on net assets of $57,261,123)	$—	$12.63

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$8.18	$—
ISI Shares	$—	$13.02

*	Contingent deferred sales charge of 1.00% is imposed on the sale of shares if redeemed within the first year of purchase.

See Notes to Financial Statements.

39

ISI FUNDS

Statements of Operations	Year Ended October 31, 2011

	Total Return US Treasury Fund	Managed Municipal Fund
INVESTMENT INCOME
Interest	$2,037,076	$3,886,637
Other income	681	—
TOTAL INVESTMENT INCOME	2,037,757	3,886,637

EXPENSES
Investment advisory fees (Note 2)	204,465	424,482
Distribution fees (Note 2):
ISI Class A Shares	—	258,299
ISI Shares	217,313	—
Administration fees (Note 2)	63,557	73,813
Custody fees	55,538	77,355
Transfer agent fees (Note 2):
ISI Class A Shares	—	39,392
ISI Class I Shares	—	947
ISI Shares	44,727	—
Professional fees	44,503	49,130
Registration fees	26,241	49,652
Compliance consulting fees (Note 2)	24,937	28,814
Directors' fees and expenses	21,287	24,620
Other expenses	31,165	35,592
TOTAL EXPENSES	733,733	1,062,096

NET INVESTMENT INCOME	1,304,024	2,824,541

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	1,634,170	(41,257)
Net change in unrealized appreciation/depreciation on investments	642,385	153,003

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,276,555	111,746

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,580,579	$2,936,287

See Notes to Financial Statements.

40

ISI FUNDS

Statements of Operations	Year Ended October 31, 2011

	North American Government Bond Fund	ISI Strategy Fund
INVESTMENT INCOME
Dividends	$—	$1,190,878
Interest	4,409,442	167,630
TOTAL INVESTMENT INCOME	4,409,442	1,358,508

EXPENSES
Investment advisory fees (Note 2)	585,594	251,279
Distribution fees (Note 2):
ISI Class A Shares	465,137	—
ISI Class C Shares	136,324	—
ISI Shares	—	157,049
Custody fees	112,804	60,240
Transfer agent fees (Note 2):
ISI Class A Shares	85,274	—
ISI Class C Shares	13,430	—
ISI Class I Shares	7,932	—
ISI Shares	—	34,627
Administration fees (Note 2)	102,568	27,160
Professional fees	59,093	37,527
Shareholder servicing fees (Note 2):
ISI Class C Shares	45,442	—
Compliance consulting fees (Note 2)	39,844	17,337
Registration fees	36,751	26,618
Directors' fees and expenses	34,464	14,689
Other expenses	65,334	27,044
TOTAL EXPENSES	1,789,991	653,570

NET INVESTMENT INCOME	2,619,451	704,938

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from:
Security transactions	1,418,519	2,271,921
Foreign currency transactions	96,027	—
Net change in unrealized appreciation/depreciation on:
Investments	441,057	(403,351)
Foreign currency translation	(43,124)	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	1,912,479	1,868,570

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,531,930	$2,573,508

See Notes to Financial Statements.

41

Total Return US Treasury Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income	$1,304,024	$1,532,943
Net realized gains from security transactions	1,634,170	994,042
Net change in net unrealized appreciation/depreciation on investments	642,385	4,202,408
Net increase in net assets resulting from operations	3,580,579	6,729,393

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,304,024)	(1,532,943)
From net realized gains from security transactions	(381,516)	(5,616,815)
Decrease in net assets resulting from distributions to shareholders	(1,685,540)	(7,149,758)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,744,028	5,698,834
Net asset value of shares issued in reinvestment of distributions to shareholders	1,130,054	5,284,575
Payments for shares redeemed	(21,068,096)	(25,065,786)
Net decrease in net assets resulting from capital share transactions	(14,194,014)	(14,082,377)

TOTAL DECREASE IN NET ASSETS	(12,298,975)	(14,502,742)

NET ASSETS
Beginning of year	97,792,753	112,295,495
End of year	$85,493,778	$97,792,753

END OF YEAR UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	566,944	577,733
Shares reinvested	113,692	550,435
Shares redeemed	(2,131,872)	(2,546,872)
Net decrease in shares outstanding	(1,451,236)	(1,418,704)
Shares outstanding, beginning of year	9,690,372	11,109,076
Shares outstanding, end of year	8,239,136	9,690,372

See Notes to Financial Statements.

42

Managed Municipal Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income	$2,824,541	$3,077,914
Net realized gains (losses) from security transactions	(41,257)	720,306
Net change in net unrealized appreciation/depreciation on investments	153,003	985,144
Net increase in net assets resulting from operations	2,936,287	4,783,364

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(2,740,490)	(3,078,368)
ISI Class I Shares	(83,643)	(182)
From net realized gains from security transactions
ISI Class A Shares	(702,701)	(345,235)
ISI Class I Shares	(17,283)	—
Decrease in net assets resulting from distributions to shareholders	(3,544,117)	(3,423,785)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	11,333,587	22,551,334
ISI Class I Shares	4,164,478	76,591
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	2,108,024	2,006,694
ISI Class I Shares	28,991	182
Payments for shares redeemed
ISI Class A Shares	(20,683,966)	(14,638,906)
ISI Class I Shares	(675,412)	(11)
Net increase (decrease) in net assets resulting from capital share transactions	(3,724,298)	9,995,884

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,332,128)	11,355,463

NET ASSETS
Beginning of year	112,278,475	100,923,012
End of year	$107,946,347	$112,278,475

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$690	$282

See Notes to Financial Statements.

43

Managed Municipal Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2011	Year Ended October 31, 2010
CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	1,069,961	2,089,357
ISI Class I Shares	388,654	7,001
Shares reinvested
ISI Class A Shares	201,088	186,500
ISI Class I Shares	2,782	17
Shares redeemed
ISI Class A Shares	(1,953,697)	(1,357,843)
ISI Class I Shares	(64,049)	(1)

Net increase (decrease) in shares outstanding
ISI Class A Shares	(682,648)	918,014
ISI Class I Shares	327,387	7,017

Shares outstanding, beginning of year
ISI Class A Shares	10,368,126	9,450,112
ISI Class I Shares	7,017	—
Shares outstanding, end of year
ISI Class A Shares	9,685,478	10,368,126
ISI Class I Shares	334,404	7,017

See Notes to Financial Statements.

44

North American Government Bond Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income	$2,619,451	$2,679,004
Net realized gains from security and foreign currency transactions	1,514,546	2,892,343
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	397,933	8,160,933
Net increase in net assets resulting from operations	4,531,930	13,732,280

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(2,308,484)	(2,397,132)
ISI Class C Shares	(276,833)	(281,317)
ISI Class I Shares	(303,492)	(555)
From net realized gains from security transactions
ISI Class A Shares	(885,079)	(3,838,365)
ISI Class C Shares	(141,835)	(740,785)
ISI Class I Shares	(66,068)	(586)
Decrease in net assets resulting from distributions to shareholders	(3,981,791)	(7,258,740)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	18,444,746	31,062,656
ISI Class C Shares	2,997,040	3,451,857
ISI Class I Shares	19,541,976	193,289
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	2,045,866	4,030,261
ISI Class C Shares	263,185	664,834
ISI Class I Shares	79,028	1,141
Payments for shares redeemed
ISI Class A Shares	(42,909,330)	(39,092,239)
ISI Class C Shares	(8,919,558)	(6,715,972)
ISI Class I Shares	(1,924,589)	(8)
Net decrease in net assets resulting from capital share transactions	(10,381,636)	(6,404,181)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,831,497)	69,359

See Notes to Financial Statements.

45

North American Government Bond Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2011	Year Ended October 31, 2010
NET ASSETS
Beginning of year	157,542,717	157,473,358
End of year	$147,711,220	$157,542,717

END OF YEAR UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(124,437)	$—

CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	2,377,677	4,064,217
ISI Class C Shares	386,824	452,123
ISI Class I Shares	2,482,523	24,780
Shares reinvested
ISI Class A Shares	263,122	532,705
ISI Class C Shares	34,019	88,248
ISI Class I Shares	10,193	145
Shares redeemed
ISI Class A Shares	(5,508,903)	(5,136,420)
ISI Class C Shares	(1,157,539)	(885,939)
ISI Class I Shares	(245,283)	(1)

Net increase (decrease) in shares outstanding
ISI Class A Shares	(2,868,104)	(539,498)
ISI Class C Shares	(736,696)	(345,568)
ISI Class I Shares	2,247,433	24,924

Shares outstanding, beginning of year
ISI Class A Shares	17,039,844	17,579,342
ISI Class C Shares	2,923,400	3,268,968
ISI Class I Shares	24,924	—
Shares outstanding, end of year
ISI Class A Shares	14,171,740	17,039,844
ISI Class C Shares	2,186,704	2,923,400
ISI Class I Shares	2,272,357	24,924

See Notes to Financial Statements.

46

ISI Strategy Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income	$704,938	$809,776
Net realized gains (losses) from security transactions	2,271,921	(488,595)
Net change in net unrealized appreciation/depreciation on investments	(403,351)	8,625,267
Net increase in net assets resulting from operations	2,573,508	8,946,448

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(707,064)	(809,407)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,536,028	5,666,622
Net asset value of shares issued in reinvestment of distributions to shareholders	610,715	705,681
Payments for shares redeemed	(12,196,789)	(7,795,400)
Net decrease in net assets resulting from capital share transactions	(5,050,046)	(1,423,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,183,602)	6,713,944

NET ASSETS
Beginning of year	60,444,725	53,730,781
End of year	$57,261,123	$60,444,725

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$43,492	$9,755

CAPITAL SHARE ACTIVITY
Shares sold	510,245	486,397
Shares reinvested	47,681	61,148
Shares redeemed	(947,151)	(674,109)
Net decrease in shares outstanding	(389,225)	(126,564)
Shares outstanding, beginning of year	4,923,938	5,050,502
Shares outstanding, end of year	4,534,713	4,923,938

See Notes to Financial Statements.

47

Total Return US Treasury Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.09	$10.11	$9.59	$9.50	$9.42

Income from investment operations:
Net investment income(a)	0.15	0.15	0.17	0.28	0.35
Net realized and unrealized gains on investments	0.33	0.50	0.70	0.16	0.08
Total from investment operations	0.48	0.65	0.87	0.44	0.43

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.17)	(0.28)	(0.34)
Distributions from net realized gains	(0.04)	(0.52)	(0.18)	(0.07)	(0.00)*
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.19)	(0.67)	(0.35)	(0.35)	(0.35)

Net asset value at end of year	$10.38	$10.09	$10.11	$9.59	$9.50

TOTAL RETURN(b)	4.87%	6.85%	9.05%	4.61%	4.66%

Net assets at end of year (000's)	$85,494	$97,793	$112,295	$119,973	$124,768

Ratio of expenses to average net assets	0.84%	0.82%	0.80%	0.79%	0.79%

Ratio of net investment income to average net assets	1.50%	1.49%	1.68%	2.86%	3.68%

Portfolio turnover rate	51%	44%	109%	70%	29%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.

48

Managed Municipal Fund - Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.82	$10.68	$9.96	$10.61	$10.80

Income (loss) from investment operations:
Net investment income(a)	0.28	0.31	0.32	0.36	0.38
Net realized and unrealized gains (losses) on investments	0.02	0.18	0.74	(0.50)	(0.14)
Total from investment operations	0.30	0.49	1.06	(0.14)	0.24

Less distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.32)	(0.47)	(0.34)
Distributions from net realized gains	(0.07)	(0.04)	(0.02)	(0.04)	(0.09)
Total distributions	(0.35)	(0.35)	(0.34)	(0.51)	(0.43)

Net asset value at end of year	$10.77	$10.82	$10.68	$9.96	$10.61

TOTAL RETURN(b)	2.93%	4.62%	10.68%	(1.44)%	2.29%

Net assets at end of year (000's)	$104,342	$112,203	$100,923	$75,072	$73,038

Ratio of expenses to average net assets	1.01%	0.97%	0.97%	0.96%	0.94%

Ratio of net investment income to average net assets	2.65%	2.89%	3.02%	3.48%	3.57%

Portfolio turnover rate	10%	22%	10%	7%	5%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

49

Managed Municipal Fund - Class I

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net asset value at beginning of period	$10.82	$10.94

Income (loss) from investment operations:
Net investment income(b)	0.31	0.02
Net realized and unrealized gains (losses) on investments	0.03	(0.11)
Total from investment operations	0.34	(0.09)

Less distributions:
Dividends from net investment income	(0.31)	(0.03)
Distributions from net realized gains	(0.07)	—
Total distributions	(0.38)	(0.03)

Net asset value at end of period	$10.78	$10.82

TOTAL RETURN(c)	3.28%	(0.86	)%(d)

Net assets at end of period (000's)	$3,605	$76

Ratio of expenses to average net assets	0.76%	0.70	%(e)

Ratio of net investment income to average net assets	2.92%	2.83	%(e)

Portfolio turnover rate	10%	22	%(d)

(a)	Class I commenced operations on October 7, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

50

North American Government Bond Fund - Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$7.89	$7.56	$7.22	$7.53	$7.41

Income (loss) from investment operations:
Net investment income(a)	0.14	0.14	0.14	0.23	0.26
Net realized and unrealized gains (losses) on investments and foreign currencies	0.12	0.56	0.56	(0.18)	0.22
Total from investment operations	0.26	0.70	0.70	0.05	0.48

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.08)	(0.19)	(0.35)
Distributions from net realized gains	(0.06)	(0.23)	(0.28)	(0.14)	—
Return of capital	—	—	—	(0.03)	(0.01)
Total distributions	(0.22)	(0.37)	(0.36)	(0.36)	(0.36)

Net asset value at end of year	$7.93	$7.89	$7.56	$7.22	$7.53

TOTAL RETURN(b)	3.30%	9.53%	9.80%	0.51%	6.71%

Net assets at end of year (000's)	$112,407	$134,383	$132,814	$140,326	$131,748

Ratio of expenses to average net assets	1.18%	1.15%	1.13%	1.11%	1.11%

Ratio of net investment income to average net assets	1.83%	1.85%	1.87%	2.97%	3.54%

Portfolio turnover rate	46%	48%	131%	108%	49%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

51

North American Government Bond Fund - Class C

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$7.85	$7.54	$7.21	$7.52	$7.40

Income (loss) from investment operations:
Net investment income(a)	0.10	0.09	0.09	0.18	0.21
Net realized and unrealized gains (losses) on investments and foreign currencies	0.12	0.56	0.55	(0.18)	0.22
Total from investment operations	0.22	0.65	0.64	0.00	0.43

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.03)	(0.14)	(0.30)
Distributions from net realized gains	(0.06)	(0.23)	(0.28)	(0.14)	—
Return of capital	—	—	—	(0.03)	(0.01)
Total distributions	(0.18)	(0.34)	(0.31)	(0.31)	(0.31)

Net asset value at end of year	$7.89	$7.85	$7.54	$7.21	$7.52

TOTAL RETURN(b)	2.84%	8.85%	8.97%	(0.12)%	6.03%

Net assets at end of year (000's)	$17,248	$22,963	$24,659	$20,636	$16,848

Ratio of expenses to average net assets	1.78%	1.78%	1.76%	1.73%	1.74%

Ratio of net investment income to average net assets	1.23%	1.23%	1.22%	2.34%	2.93%

Portfolio turnover rate	46%	48%	131%	108%	49%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

52

North American Government Bond Fund - Class I

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net asset value at beginning of period	$7.89	$7.80

Income from investment operations:
Net investment income(b)	0.18	0.02
Net realized and unrealized gains on investments and foreign currencies	0.12	0.12
Total from investment operations	0.30	0.14

Less distributions:
Dividends from net investment income	(0.18)	(0.02)
Distributions from net realized gains	(0.06)	(0.03)
Total distributions	(0.24)	(0.05)

Net asset value at end of period	$7.95	$7.89

TOTAL RETURN(c)	3.88%	1.74	%(d)

Net assets at end of period (000's)	$18,056	$197

Ratio of expenses to average net assets	0.78%	0.69	%(e)

Ratio of net investment income to average net assets	2.25%	2.25	%(e)

Portfolio turnover rate	46%	48	%(d)

(a)	Class I commenced operations on September 16, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

53

ISI Strategy Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.28	$10.64	$9.63	$14.82	$13.54

Income (loss) from investment operations:
Net investment income(a)	0.15	0.16	0.11	0.13	0.17
Net realized and unrealized gains (losses) on investments	0.35	1.64	1.02	(4.39)	1.65
Total from investment operations	0.50	1.80	1.13	(4.26)	1.82

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.12)	(0.13)	(0.17)
Distributions from net realized gains	—	—	—	(0.80)	(0.37)
Total distributions	(0.15)	(0.16)	(0.12)	(0.93)	(0.54)

Net asset value at end of year	$12.63	$12.28	$10.64	$9.63	$14.82

TOTAL RETURN(b)	4.03%	17.05%	11.84%	(30.49)%	13.79%

Net assets at end of year (000's)	$57,261	$60,445	$53,731	$53,245	$80,535

Ratio of expenses to average net assets	1.04%	1.06%	1.10%	0.99%	0.96%

Ratio of net investment income to average net assets	1.12%	1.40%	1.19%	1.02%	1.21%

Portfolio turnover rate	50%	38%	55%	42%	62%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

54

ISI Funds

Notes to Financial Statements
October 31, 2011

Note 1 – Organization and Significant Accounting Policies

A.	Organization

Total Return US Treasury Fund, Inc. (“Total Return”), Managed Municipal Fund, Inc. (“Managed Municipal”), North American Government Bond Fund, Inc. (“North American”) and ISI Strategy Fund, Inc. (“Strategy”) (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds are organized as corporations under the laws of the State of Maryland.

Total Return’s investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income. Managed Municipal’s investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from Federal income tax. North American’s investment objective is to provide a high level of current income, consistent with prudent investment risk. Strategy’s investment objective is to maximize total return through a combination of long-term growth of capital and current income.

Total Return and Strategy each currently offer a single class of shares (ISI Shares) to investors. Managed Municipal offers two classes of shares – ISI Class A Shares and ISI Class I Shares. North American offers three classes of shares – ISI Class A Shares, ISI Class C Shares and ISI Class I Shares. ISI Shares and ISI Class A Shares are subject to a maximum front-end sales charge equal to 3.00%. A contingent deferred sales charge of 1.00% is imposed on the sale of ISI Class C Shares if redeemed within the first year of purchase.

Total Return and Strategy are authorized to issue 115,000,000 and 25,000,000 shares, respectively, of ISI Shares at $0.001 par value. Managed Municipal is authorized to issue 50,000,000 ISI Class A Shares and 5,000,000 ISI Class I Shares at $0.001 par value. North American is authorized to issue 50,000,000 ISI Class A Shares, 5,000,000 ISI Class C Shares and 5,000,000 ISI Class I Shares at $0.001 par value.

B.	Valuation of Securities

Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued each Fund business day using the last reported sales price or the NASDAQ Official Closing Price (“NOCP”) provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). In the absence of a sale price or NOCP, such securities are valued at the mean of the last bid and the last asked

55

ISI Funds

Notes to Financial Statements (continued)

prices. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the last bid and the last asked prices. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate, and maturity. Money market instruments that mature in 60 days or less may be valued at amortized cost unless the Fund’s investment advisor believes another valuation is more appropriate.

When valuing securities for which market quotations are not readily available or for which the market quotations that are readily available are considered unreliable, the Funds determine a fair value in good faith under procedures established by and under the general supervision of the Funds’ Boards of Directors (the “Board”). The Funds may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the calculation of the net asset value per share, and the event is likely to affect the Fund’s net asset value per share. Fair valuation may also be used for securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Funds).

If a fair value is required, the investment advisor, or the sub-advisor in the case of Strategy, determines the value of the security until the Board meets to establish the fair value of the security.

As of October 31, 2011, there were no fair valued securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU

56

ISI Funds

Notes to Financial Statements (continued)

2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011:

Total Return
	Level 1	Level 2	Level 3	Total
US Treasury Obligations	$—	$76,052,180	$—	$76,052,180
Repurchase Agreements	—	8,152,000	—	8,152,000
Total	$—	$84,204,180	$—	$84,204,180

Managed Municipal
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$100,503,545	$—	$100,503,545
US Treasury Obligations	—	5,010,355	—	5,010,355
Repurchase Agreements	—	1,467,000	—	1,467,000
Total	$—	$106,980,900	$—	$106,980,900

North American
	Level 1	Level 2	Level 3	Total
Canadian Securities	$—	$27,154,047	$—	$27,154,047
Mexican Securities	—	17,265,288	—	17,265,288
US Treasury Obligations	—	96,853,094	—	96,853,094
Repurchase Agreements	—	4,817,000	—	4,817,000
Total	$—	$146,089,429	$—	$146,089,429

57

ISI Funds

Notes to Financial Statements (continued)

Strategy
	Level 1	Level 2	Level 3	Total
Common Stocks	$54,074,331	$—	$—	$54,074,331
US Treasury Obligations	—	2,950,860	—	2,950,860
Repurchase Agreements	—	284,000	—	284,000
Total	$54,074,331	$3,234,860	$—	$57,309,191

See Strategy’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. The Funds may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no transfers between Level 1, 2, or 3 as of October 31, 2011, based on the valuation input Levels on October 31, 2011 for the Funds.

C.	Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily. With respect to North American and Managed Municipal, income, gains (losses) and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

D.	Distributions

Total Return declares distributions daily, and North American declares monthly distributions at fixed rates approved by the Board. These distributions are paid monthly. To the extent that a Fund’s net investment income is less than an approved fixed rate, some of its distributions may be designated as a return of capital. Managed Municipal declares and pays dividends monthly from its net investment income. Strategy declares and pays dividends quarterly from its net investment income. Net realized capital gains, if any, are distributed at least annually. The Funds record dividends and distributions on the ex-dividend date.

E.	Federal Income Taxes

Each Fund has a policy to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. As provided therein in any fiscal year in which a Fund so qualifies and distributes at least 90% of its net taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on the income distributed. In

58

ISI Funds

Notes to Financial Statements (continued)

addition, by distributing in each calendar year substantially all of its net investment income and net realized capital gains, a Fund will not be subject to Federal excise taxes. Accordingly, no Federal income or excise taxes have been accrued.

F.	Foreign Currency Translation

The Funds maintain their accounting records in U.S. dollars. North American determines the U.S. dollar value of foreign currency-denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing security transactions, the receipt of income and the payment of expenses, North American uses the prevailing exchange rate on the transaction date.

Net realized gains and losses on foreign currency transactions shown on North American’s financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of interest recorded on North American’s books and the U.S. dollar equivalent of the amounts actually received or paid. That portion of realized gains (losses) from security transactions that results from fluctuation in foreign currency exchange rates relating to the sale of foreign securities is not separately disclosed but is included in net realized gains (losses) from security transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included in the net change in unrealized appreciation/depreciation on investments.

G.	Forward Foreign Currency Contracts

North American may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the U.S. dollar value of securities transactions for the period between the date of the transaction and the date the security is received or delivered or to hedge the U.S. dollar value of securities that it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future. North American determines the net U.S. dollar value of the forward foreign currency contracts using prevailing exchange rates.

H.	Repurchase Agreements

Each Fund may make short-term investments in repurchase agreements that are fully collateralized by U.S. government securities. Under the terms of a repurchase agreement, a financial institution sells U.S. government securities to a Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required

59

ISI Funds

Notes to Financial Statements (continued)

additional collateral or fails to repurchase the securities as agreed, a Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, a Fund’s claim on the collateral may be subject to legal proceedings.

I.	Estimates

In preparing its financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results may be different.

Note 2 – Fees and Transactions with Affiliates

International Strategy & Investment, Inc. (“ISI”) is the Funds’ investment advisor. As compensation for ISI’s advisory services, Total Return pays ISI an annual fee based on the Fund’s average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, Total Return pays ISI 1.50% of the Fund’s gross interest income. As compensation for ISI’s advisory services, Managed Municipal, North American and Strategy each pay ISI a fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of such Fund’s average daily net assets.

ISI has contractually agreed to reimburse expenses with respect to Class C Shares of North American through February 29, 2012 to the extent necessary to limit the annual ordinary operating expenses of ISI Class C Shares to 1.85% of the average daily net assets attributable to such shares. During the year ended October 31, 2011, no expenses were reimbursed by ISI under the expense limitation agreement.

Los Angeles Capital Management and Equity Research, Inc. is Strategy’s Sub-Advisor and is responsible for managing the common stocks in Strategy’s portfolio. The Sub-Advisor is paid by ISI, not Strategy.

International Strategy & Investment Group, Inc. (“ISI Group”), an affiliate of ISI, is the distributor for the Funds. Total Return, Managed Municipal (ISI Class A Shares, only) and Strategy each pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of 0.25% of average daily net assets. North American’s ISI Class A Shares and ISI Class C Shares pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rates of 0.40% and 1.00% (which may include up to 0.25% for shareholder servicing fees for each class) of their average daily net assets, respectively.

60

ISI Funds

Notes to Financial Statements (continued)

During the year ended October 31, 2011, ISI Group earned commissions on sales of ISI Shares of Total Return, Managed Municipal and Strategy of $18,962, $6,862 and $23,435, respectively, and earned commissions of $8,109 on sales of ISI Class A Shares of North American. ISI Group retained $2,466 of contingent deferred sales charges on redemptions of ISI Class C Shares of North American during the year ended October 31, 2011.

State Street Bank and Trust Company (“State Street”) is the administrator of the Funds. State Street is responsible for providing certain administrative services to the Funds, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For the performance of these services, the Funds pay State Street an annual fee of $300,000. This fee is allocated among the Funds based on the relative net assets of each Fund.

State Street is the fund accountant and fund custodian, and State Street is responsible for safeguarding and controlling the Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund. For Fund accounting services, the Funds pay State Street an annual base fee of $180,000. For Fund custodian services, the Funds pay State Street an annual base fee of 1 (one) basis point on net assets, plus other asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket fees.

State Street also serves as transfer agent for the Funds and is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. For these services State Street receives an annual amount of $65,000, allocated among the Funds based on the relative net assets of each Fund and a monthly fee from each Fund at an annual rate of $20 for each direct account and $15 for certain accounts established through financial intermediaries. In addition, the Funds reimburse State Street for its out-of-pocket expenses including, but not limited to, postage and supplies.

EJV Financial Services, LLC (“EJV”) provides certain compliance services to the Funds. Edward J. Veilleux, Vice President and Chief Compliance Officer (“CCO”) of the Funds, is also a principal of EJV. The Funds pay EJV $18,750 quarterly for providing CCO services. This fee is allocated among the Funds based on the relative net assets of each Fund. In addition, the Funds reimburse EJV for any reasonable out-of-pocket expenses relating to these compliance services.

The Funds pay each independent Director an annual fee of $15,000. The Audit Committee Chairman and Chairman of the Board receive an additional annual fee of

61

ISI Funds

Notes to Financial Statements (continued)

$2,000 and $4,000, respectively. In addition, each independent Director receives $1,000 for each Board meeting attended. The Funds also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors’ meetings. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Note 3 – Federal Income Tax

The Funds may periodically make reclassifications among certain capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with Federal tax regulations, which may differ from GAAP. These book/tax differences may be either temporary or permanent in nature. To the extent they are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arose. The reclassifications have no impact on the net assets or net asset value per share of the Funds.

The Funds determine their net investment income and capital gain distributions in accordance with income tax regulations, which may differ from GAAP.

During the years ended October 31, 2011 and October 31, 2010, the tax character of distributions paid by each of the Funds was as follows:

	Ordinary Income			Tax-Exempt Income		Long-Term Capital Gains
	October 31, 2011		October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010
Total Return	$1,683,591	*	$3,775,835	$—	$—	$1,949	$3,373,923
Managed Municipal	147,216		25,543	2,802,639	3,053,007	594,262	345,235
North American	3,976,050	*	5,420,092	—	—	5,741	1,838,648
Strategy	707,064		809,407	—	—	—	—

*	A portion of the ordinary income is short-term gains that are taxed as ordinary income for tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal and state income tax returns for all open tax years (tax years ended October 31, 2008 through October 31, 2011) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

As of October 31, 2011, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

62

ISI Funds

Notes to Financial Statements (continued)

	Total Return	Managed Municipal	North American	Strategy
Undistributed ordinary income	$259,329	$765	$149,493	$45,386
Undistributed tax-exempt income	—	112,141	—	—
Accumulated undistributed long-term capital gains	1,046,872	—	278,187	—
Capital loss carryforwards	—	(41,257)	—	(3,372,174)
Net unrealized appreciation (depreciation)	5,059,179	4,610,103	6,384,028	8,891,965
Other temporary differences	(39,558)	(112,216)	(124,437)	—
Total	$6,325,822	$4,569,536	$6,687,271	$5,565,177

As of October 31, 2011, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company losses, REIT adjustments to increase (decrease) the accounts listed below:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Total Return US Treasury Fund	$—	$—	$—
Managed Municipal Fund	—	—	—
North American Government Bond Fund	144,921	(144,921)	—
ISI Strategy Fund	35,863	(35,863)	—

As of October 31, 2011, Managed Municipal had $41,257 capital loss carryforwards which expires October 31, 2018, and Strategy had capital loss carryforwards of $3,372,174, of which $2,846,434 expires October 31, 2017, and $525,740 expires October 31, 2018. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Strategy is due to certain timing differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

63

ISI Funds

Notes to Financial Statements (continued)

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2011 were as follows:

	Non-US Government Obligations		US Government Obligations
	Purchases	Sales	Purchases	Sales
Total Return	$—	$—	$38,086,859	$53,301,789
Managed Municipal	11,594,883	10,069,861	5,013,477	--
North American	9,465,343	11,817,763	55,797,457	64,874,750
Strategy	29,702,762	25,918,500	800,625	4,816,641

Note 5 – Market and Credit Risk

North American invests in Canadian and Mexican government securities. Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. In addition, the value of bonds issued by non-U.S. governments may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities.

Note 6 – Contractual Obligations

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and believe the risk of loss thereunder to be remote.

Note 7 – Subsequent Events

GAAP requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined no disclosure is necessary other than is noted below.

On November 30, 2011, North American Class A Shares, Class C Shares, and Class I Shares, Managed Municipal Class A Shares and Class I Shares, and Total Return ISI Shares paid a distribution of $0.016, $0.013, $0.018, $0.0242, $0.0264, and $0.015, respectively, per share in net investment income related to the period ended November 30, 2011.

64

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of Total Return U.S. Treasury Fund, Inc.,
Managed Municipal Fund, Inc., North American Government Bond Fund, Inc.,
and ISI Strategy Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., (the “Funds”) including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 22, 2011

65

Fund Directors and Officers (Unaudited)

Name and Age	Length of Time Served	Business Experience During the Past Five Years	Other Directorships Held By Director
Independent Directors
W. Murray Jacques (age 75)	since 2002	President, WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006).	None
Louis E. Levy (age 79)	since 1994	Retired Partner, KPMG Peat Marwick (retired 1990); Scudder Group of Mutual Funds (retired 2005).	None
Edward A. Kuczmarski (age 62)	since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm) (1980 to present).	Board Member of Reich & Tang Funds; Board Member of Brookfield Investment Management Funds; Trustee of Empire Builder Tax Free Bond Fund.
Interested Director
R. Alan Medaugh* (age 68) President and Director	President since 1991; Director since 2007
President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to present). Director, International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).
None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the Investment Company Act of 1940, because he is President of ISI and a Director of ISI Group.

66

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers
Nancy Lazar (age 54) Vice President	since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment, Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).

Thomas D. Stevens* (age 62) Vice President	since 1997	Chairman and President, Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (March 2002 to present).
Carrie L. Butler (age 44) Vice President	since 1991	Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (2000 to present).
Edward J. Veilleux (age 68) Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008	President, EJV Financial Services, LLC (2002 to present); Officer of various investment companies for which EJV Financial Services provides consulting and compliance services.
Stephen V. Killorin (age 58) Chief Financial Officer, Treasurer and Vice President	Vice President since 2002; Chief Financial Officer since 2005; and Treasurer 2005 to 2008 and August 2010 to present
Executive Managing Director and Chief Financial Officer of International Strategy & Investment, Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group, Inc. (registered broker-dealer) (2000 to present); Vice President of the Funds since 2002; Treasurer of the Funds (2005 to 2008 and August 2010 to present); Chief Financial Officer of the Funds since 2005; formerly, Chief Compliance Officer of the Funds (until April 2008).

Margaret M. Beeler (age 44) Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (July 2004 to present).
William Cox (age 44) Assistant Treasurer State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2010
Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company (2003 to present) and officer of various investment companies for which State Street provides mutual fund administrative services.

*	Thomas D. Stevens is an officer for only the ISI Strategy Fund.

67

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers (Continued)
David James (age 40) Assistant Secretary State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009); Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services.

Eun An (age 35) Assistant Secretary State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2011	Assistant Counsel and Assistant Vice President, State Street Bank and Trust Company (2008 to present).
Heena Dhruv (age 35) Assistant Vice President	since 2005
Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director, International Strategy & Investment, Inc. (January 2003 to July 2005).

Directors and officers of the Funds are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by International Strategy & Investment, Inc. (“ISI” or the “Advisor”) or its affiliates. There are currently four funds in the ISI Family of Funds (the “ISI Fund Complex”). Each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

68

Notice to Shareholders (Unaudited)

Federal Tax Information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended October 31, 2011. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividends, and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The Strategy Fund designated 100% of ordinary income dividends as income qualifying for dividends received deduction for the fiscal year ended October 31, 2011.

Strategy Fund designates $1,009,418 of the dividends received by the Fund as qualified dividend income.

Total Return, Managed Municipal, and North America Fund designate $1,949, $594,262 and $5,741 respectively for long term capital gains, for the fiscal year ended October 31, 2011.

Managed Municipal designates 95.01% of distributions paid from ordinary income as tax exempt income.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Strategy uses to determine how to vote proxies relating to securities held in Strategy’s portfolio is available, without charge and upon request, by calling (800) 955-7175. Information regarding how Strategy voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Privacy Notice for ISI Mutual Funds
Privacy Policy

The mutual funds in the ISI Fund Complex believe that your privacy is extremely important. We are firmly committed to protecting any personal or financial information you provide to us as well as information about your transactions with us, such as transaction amounts, account balance and account holdings (“Personal Information”).

69

Notice to Shareholders (Unaudited) (continued)

We use Personal Information only to develop and deliver products and services thatyou request and to fulfill any applicable legal and regulatory requirements. We do not disclose Personal Information about you or our former customers except to our affiliates and service providers. We require our employees, affiliates and service providers to maintain appropriate safeguards to ensure the security of your non-public information.

Limits of Use of Personal Information

We limit the use, collection and retention of customer information to what is necessary to provide personal financial services and related products. We have security practices and procedures in place to ensure the confidentiality and security of your Personal Information.

Accuracy of Personal Information

We strive to keep your personal and financial information accurate. If our records are incorrect or out-of-date, please notify us immediately by contacting the Service Center listed on your account statement.

Change to Our Policies

If you have any privacy or security questions, please contact us at (800) 882-8585. We may, at our discretion, change this Privacy Policy at any time. If we make material changes to the policy, we will provide you with notice of these changes.

70

Investment Advisory Agreement Approval (Unaudited)

At the Board meeting held on September 22, 2011, each Board, including the Independent Directors voting separately, unanimously approved the continuance of the Investment Advisory Agreement between ISI and each of the Funds as well as the Sub-Advisory Agreement between ISI and the Sub-Advisor with respect to Strategy. The Independent Directors had previously met with their counsel in executive session to consider the Agreements. In evaluating the Investment Advisory Agreements and the Sub-Advisory Agreement, each Board reviewed materials furnished by ISI and the Sub-Advisor. Specifically, each Board considered: (1) the nature, extent and quality of the services provided to the Funds by ISI and the Sub-Advisor, including information on the investment performance of the Funds; (2) the total expense ratio of each Fund compared to its relevant peer group; (3) the investment advisory fee schedule for each Fund; (4) the cost of the services provided and profitability to ISI and the Sub-Advisor with respect to their relationship with the Fund(s); (5) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fees reflect these economies of scale for the benefit of shareholders of each Fund; and (6) other benefits received by ISI and the Sub-Advisor from their relationship with the Funds. In their deliberations, the Boards did not identify any particular information that was all-important or controlling, and the Boards attributed different weights to the various factors. In particular, each Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES. The Directors reviewed information provided by ISI which included statistics on each Fund’s performance, the performance of its peers, its portfolio structure and purchase and sales activity. Each Board noted that senior management of ISI provides each Board, on a quarterly basis, detailed information about its management approach with respect to each Fund, recent economic statistics and reports and its general economic outlook. With respect to Strategy, the Fund’s Board noted that, under the Sub-Advisory Agreement, the Sub-Advisor manages the equity portfolio of Strategy and the Sub-Advisor had presented the Board with detailed information about its operations and investment process. The Board of Directors of Strategy also considered the background and quality of the investment management team of ISI and the Sub-Advisor.

•
Total Return. The Board reviewed the investment objective of the Fund and the information comparing the Fund’s performance to the returns of relevant indices for selected periods ended July 29, 2011. The Board noted that the Fund returned 2.92% during the one-year period ended July 29, 2011, underperforming the Barclays U.S. Treasury Total Return Index, which returned 3.39%, and the CDA/Lipper U.S. Treasury Funds Average, which returned 4.49%, during the same period. The Board indicated that the Fund’s benchmark index and peer groups, including the Morningstar Intermediate Government Average, do not provide a precise comparison because the Fund’s composition differs from the benchmark and its peer groups. The Board compared the Fund’s returns against its benchmark and peer groups over longer-term periods and concluded that the results achieved by the Fund demonstrated a consistent pattern of favorable performance.

71

Investment Advisory Agreement Approval (Unaudited) (continued)

•
Managed Municipal. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 29, 2011. The Board noted that the Fund returned 1.61% during the one-year period ended July 29, 2011, underperforming the Barclays AAA High Quality Index, which returned 2.52%, and the CDA/Lipper General Municipal Debt Funds Average, which returned 2.42%, during the same period. The Board indicated that the Fund’s benchmark index and peer groups, including the Morningstar Municipal National Intermediate Average, do not provide a precise comparison because the Fund’s composition differs from the benchmark and its peer groups. The Board noted that the Fund’s benchmark was more heavily weighted in intermediate-term bonds than the Fund. The Board also took into consideration the high credit qualities of the portfolio securities held by the Fund, which invests exclusively in high quality municipal securities bonds. The Board compared the Fund’s returns against its benchmark and peer groups over longer-term periods and concluded that the Fund’s performance was in line with expectations, particularly given the tumultuous macroeconomic environment.

•
North American. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 29, 2011. The Board noted that the Fund returned 5.32% during the one-year period ended July 29. 2011, underperforming the blended North American Index which returned 6.15%, but outperformed the CDA/Lipper U.S. Government Funds Average, which returned 3.53%, during the same period. The Board indicated that the Fund’s blended benchmark index and peer groups, including the Morningstar Intermediate Term Bond Average, do not provide a precise comparison because the Fund’s composition differs from the blended benchmark and its peer groups, noting in particular that the peer groups is limited to U.S. Government securities, whereas the Fund invests in a much more diverse universe of North American government bonds. The Board also took into consideration the high credit qualities of the portfolio securities held by the Fund. The Board compared the Fund’s returns against its benchmark and peer groups over longer-term periods and concluded that the Fund’s performance was in line with expectations, particularly given the tumultuous macroeconomic environment.

•
Strategy. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 29, 2011. The Board noted that the Fund returned 15.58% during the one-year period ended July 29, 2011, underperforming the blended 80% Wilshire 5000/20% Barclays Treasury Index, which returned 17.17%, but outperformed the CDA/Lipper Flexible Portfolio Funds Average, which returned 14.11%, during the same period. The Board indicated that the Fund’s blended benchmark index and peer groups, including the Morningstar Large Blend Average, do not provide a precise comparison because the Fund’s composition differs from the blended benchmark and its peer groups. The Board took into consideration the high credit qualities of the portfolio securities held by the Fund

72

Investment Advisory Agreement Approval (Unaudited) (continued)

and the Fund’s 90% exposure to equities, compared to the blended index’s 80% exposure. The Board compared the Fund’s returns against its benchmark and peer groups over longer-term periods and concluded that Fund’s performance was in line with expectations, particularly given the tumultuous macroeconomic environment.

Each Board considered the short-term and long-term performance information for the Funds as compared to their respective benchmark indices. Each Board determined that ISI and the Sub-Advisor have demonstrated consistency in their investment approach and each provides an extensive array of ancillary services to the Funds in the areas of oversight and administration. Based upon the above information, each Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by ISI and the Sub-Advisor.

INVESTMENT ADVISORY FEE SCHEDULES FOR EACH FUND. Each Board considered the investment advisory fees paid by each Fund to ISI. The Board of Directors of Strategy noted that the sub-advisory fee for Strategy is paid by ISI and not the Fund. Each Board concluded that the fee schedules under the Investment Advisory Agreements provide fair compensation to ISI in light of the nature, extent and quality of the services being provided to each of the Funds and the performance of each of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. Each Board reviewed the costs associated with ISI’s portfolio management, research and corporate governance and considered the profitability of ISI from the advisory and ancillary services provided to each of the Funds. Each Board was advised by ISI of the methodology it used to assign its costs associated with the portfolio management, research and corporate governance services provided to each of the Funds. The Board of Directors of Strategy was also provided with a report from the Sub-Advisor showing its profitability with respect to its management of Strategy and the methodology used by the Sub-Advisor to prepare its profitability analysis.

Each Board first discussed ISI’s business operations, including its institutional line of business, which encompasses portfolio management responsibilities for a series of off-shore funds. Each Board compared the advisory fees from these two businesses and noted that the asset-based fees for the institutional line are generally higher, as they may include a performance-based fee structure. Having discussed with ISI’s representatives the methodologies used in computing the costs that formed the bases of the profitability calculations, each Board concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis each Board concluded that, to the extent that ISI’s relationship with each Fund had been profitable during the period for which information had been provided, that the profitability ISI derived from the relationship was vital towards retaining qualified investment professionals and administrative personnel necessary for the Funds’ portfolio management, compliance and operational processes and it was fair and reasonable.

EXPENSE RATIOS AND ECONOMIES OF SCALE. Each Board discussed economy of scale considerations and the expense ratios of the Funds. The Boards of Directors of Managed Municipal, North American and Strategy noted that the investment advisory

73

Investment Advisory Agreement Approval (Unaudited) (continued)

fees for their respective Funds do not contain breakpoints and considered the extent to which economies of scale would be realized as the Funds grow. The Board also reviewed information which compared each Fund’s expense ratio as of July 29, 2011 with the average of comparably managed funds and made the following determinations:

•	Total Return. The Board found the Fund’s total expense ratio of 0.85% was below the average total expense ratio of comparably managed funds, which was 0.93%.

•
Managed Municipal. The Board found the Fund’s total expense ratio of 0.99% was slightly above the average total expense ratio of comparably managed funds, which was 0.92%. The Board noted that the total net assets of the Fund ($106 million) was well below the size of the average comparably managed fund ($316 million).

•
North American. The Board found the Fund’s total expense ratio of 1.18% was slightly above the average total expense ratio of other government bond funds, which was 1.07%. The Board noted that the total net assets of the Fund ($145 million) is also slightly smaller than the size of the average other government bond fund ($160 million). The Board concluded that because no other mutual fund shares the Fund’s focus of investing exclusively in a diversified portfolio of North American government bonds, at this time, the total expense ratios of other government bond funds do not provide the appropriate counterpoints for comparative purposes.

•
Strategy. The Board found that Fund’s total expense ratio of 1.04% was below the average total expense ratio of comparably managed funds, which was 1.19%. The Board noted that the total net assets of the Fund ($63 million) were well below the size of the average comparably managed fund ($194 million).

OTHER BENEFITS REVIEWED. Each Board considered the fact that ISI Group, an affiliate of ISI, serves as the distributor of each of the Funds. Each Board reviewed the costs and profitability of ISI Group in rendering distribution services to each of the Funds and noted that ISI Group operates at a loss with respect to distribution services provided to the Funds. Each Board also considered other benefits received by ISI from its relationship with the Funds. Each Board compared the fees charged to each Fund against the fees charged to institutional clients of ISI. Each Board considered the investment management, compliance and administrative services ISI provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor for Strategy. Each Board noted that ISI benefits from the shared costs of its two primary lines of business, but that ISI’s profit margins are considerably higher for its institutional line of business than from its mutual fund business. The Board of Directors of Strategy considered the benefits received by the Sub-Advisor from its relationship with Strategy and concluded that the Sub-Advisor’s profitability from its relationship with Strategy (including fall-out benefits) was fair and reasonable.

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Louis E. Levy Chairman	Edward J. Veilleux Vice President Chief Compliance Officer
W. Murray Jacques Director	Thomas D. Stevens* Vice President
Edward A. Kuczmarski Director	Stephen V. Killorin Vice President Treasurer
R. Alan Medaugh President Director	Margaret M. Beeler Vice President Secretary
Nancy Lazar Vice President	Edward S. Hyman Senior Economic Advisor
Carrie L. Butler Vice President	* Thomas D. Stevens is an officer for only the ISI Strategy Fund.

Investment Advisor
ISI, Inc. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175
Shareholder Servicing Agent
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111
Distributor
ISI Group, Inc. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Edward A. Kuczmarski. Mr. Kuczmarski is “independent” for purposes of this Item as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by BBD, LLP, the Fund’s principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by BBD, LLP in connection with the Fund’s statutory and regulatory filings or engagements were $20,500 and $20,500 with respect to the registrant’s fiscal years ended October 31, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended October 31, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item.

No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to International Strategy & Investment Inc., (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that (i) relate directly to the operations and financial reporting of the registrant and (ii) were pre-approved by the registrant’s audit committee.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.  The Committee, pursuant to the Audit Committee Charter, may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a delegate shall be presented to the full Committee at its next meeting. The Committee shall similarly pre-approve in advance any audit, review or attest engagements required under the securities laws.  Pre-approval shall be granted no earlier than one year prior to the commencement of the service.

(e)(2)
Percentages of Services. None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
0% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Total Fees Paid By Adviser and Certain Affiliates. During the fiscal years ended October 31, 2011 and 2010, aggregate non-audit fees of $0 and $0, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to provide reasonable assurance that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99.CODE ETH	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

Exhibit 99.CERT	Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.906CERT
Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Total Return US Treasury Fund, Inc.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Date	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President (Principal Executive Officer)

Date	January 9, 2012

By:	/s/ Stephen V. Killorin
Stephen V. Killorin, Treasurer (Principal Financial and Accounting Officer)

Date	January 9, 2012